Exhibit 4.3

                               SERVICING AGREEMENT

                                Dated [_____], 20

                                      among

                              MID-STATE TRUST [__]

                                     Issuer

                                       and

                             MID-STATE HOMES, INC.,

                                    Servicer

                                      and

                             [____________________]

                               Indenture Trustee

            Relating to the Accounts Pledged to [__________________],
              as Indenture Trustee, as Collateral for the Issuer's
        $[___________] [___]% Asset-Backed Notes, Class A $[___________]
           [___]% Asset-Backed Notes, Class M-1 $[___________] [___]%
                          Asset-Backed Notes, Class M-2
       $[___________] [___]% Asset-Backed Notes, Class B in the Aggregate
                            Initial Principal Amount
                         of $[__________] (Approximate)

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                                Table of Contents

                                                                            Page

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01  Defined Terms..................................................1
Section 1.02  Terms Defined in the Indenture.................................3

                                   ARTICLE TWO

                    ADMINISTRATION AND SERVICING OF ACCOUNTS

Section 2.01  The Servicer to Act as Servicer................................3
Section 2.02  Sub-Servicing Agreements Between Servicer and
               Sub-Servicer..................................................6
Section 2.03  Successor Sub-Servicers........................................7
Section 2.04  Liability of the Servicer......................................7
Section 2.05  No Contractual Relationship Between Sub-Servicer and
               Indenture Trustee or Issuer...................................7
Section 2.06  Assumption of Sub-Servicing Agreement by Successor
               Servicer......................................................7
Section 2.07  Collection of Account Payments; Holding Account................8
Section 2.08  Collection Account; Servicing Account..........................9
Section 2.09  Records and Servicing Account Moneys..........................11
Section 2.10  Assumption Agreements.........................................12
Section 2.11  Permitted Withdrawals from the Collection Account.............12
Section 2.12  Advances for Delinquent Taxes.................................13
Section 2.13  Maintenance of Insurance; Collection Thereunder...............13
Section 2.14  Realization upon Defaulted Accounts...........................14
Section 2.15  Release of Accounts...........................................14
Section 2.16  Servicing Compensation........................................15

                                  ARTICLE THREE

                         STATEMENTS, REPORTS AND NOTICES

Section 3.01  Reporting by the Servicer.....................................16
Section 3.02  Annual Certificate; Account Statement.........................16
Section 3.03  Annual Accountants' Reports...................................16
Section 3.04  Notices.......................................................17

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                                  ARTICLE FOUR

                                  THE SERVICER

Section 4.01  Representations and Warranties of the Servicer................17
Section 4.02  Merger or Consolidation of the Servicer.......................18
Section 4.03  Performance of Obligations....................................18
Section 4.04  Servicer Not to Resign........................................19
Section 4.05  Fidelity Bond.................................................19

                                  ARTICLE FIVE

                                     DEFAULT

Section 5.01  Events of Default.............................................20
Section 5.02  No Effect on Other Parties....................................21
Section 5.03  Rights Cumulative.............................................21

                                   ARTICLE SIX

                                   [RESERVED]

                                  ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

Section 7.01  Termination...................................................22
Section 7.02  Amendment.....................................................22
Section 7.03  Governing Law.................................................23
Section 7.04  Notices.......................................................23
Section 7.05  Severability of Provisions....................................23
Section 7.06  Inspection and Audit Rights...................................24
Section 7.07  Binding Effect................................................24
Section 7.08  Article and Section Headings..................................24
Section 7.09  The Owner Trustee.............................................24
Section 7.10  Distribution of Servicing Procedures and Standards............25
Section 7.11  Property Address..............................................25
Section 7.12  Power of Attorney.............................................25
Section 7.13  Rights Upon Discharge of Indenture............................25
Section 7.14  Non-Petition..................................................25

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                                    EXHIBITS

Exhibit A   Mid-State Trust [__] Servicer's Certificate
Exhibit B   Historical Servicing Standards

      THIS SERVICING AGREEMENT is dated [________], 20 , among Mid-State Trust [__], a Delaware statutory trust (such trust being herein called, the "Issuer"), Mid-State Homes, Inc., a Florida corporation (herein, together with its successors and assigns, called the "Servicer") and [_______________], as Indenture Trustee under the Indenture referred to below.

                             PRELIMINARY STATEMENT

      The Issuer is a statutory trust created by a trust agreement dated [______], 20 (as amended, restated, supplemented or otherwise modified from time to time, the "Trust Agreement"), between [_______________] (in its capacity as Trustee thereunder, the "Owner Trustee") and Mid-State Capital Corporation, as Grantor. The Issuer will act at all times through the Owner Trustee. The Issuer has entered into an indenture (the "Indenture"), dated as of the date of this Agreement, with [_____________________], as Indenture Trustee (the "Indenture Trustee"), pursuant to which the Issuer intends to issue its $[__________] [____]% Asset-Backed Notes, Class A, $[__________] [____]% Asset-Backed Notes, Class M-1, $[__________] [___]% Asset-Backed Notes, Class M-2, and $[___________] [___]% Asset-Backed Notes, Class B (the "Notes"). Pursuant to the Indenture, as security for the Notes, the Issuer is Granting to the Indenture Trustee a security interest in, among other things, certain Mortgage Assets, its rights under this Agreement, the Walter Servicing Agreement, the Collection Account, the Holding Account and the Hazard Insurance Policies (as such terms are hereinafter defined).

      The parties desire to enter into this Agreement to provide, among other things, for the servicing of the Accounts by the Servicer. The Servicer acknowledges that, in order further to secure the Notes, the Issuer is Granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Accounts shall also be for the benefit and security of the Indenture Trustee and Holders of the Notes. For its services hereunder, the Servicer will receive a Servicing Fee with respect to each Account serviced hereunder as provided herein.

                                  ARTICLE ONE

                                  DEFINITIONS

      Section 1.01 Defined Terms.

      Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

      "Acquired Property": Property acquired by the Issuer by foreclosure, deed in lieu of foreclosure, or otherwise in respect of a defaulted Account.

      "Agreement": This Servicing Agreement as originally executed and as amended or supplemented from time to time in accordance with the terms hereof and of the Indenture.

      "Bankruptcy Code": Title 11 of the United States Code.

      "Collection Period": With respect to any Payment Date, the one-month period ending on the close of business on the last day of the month preceding the month in which the related Payment Date occurs.

      "Custodian": As defined in the Holding Account Agreement, dated [_______], 20 , among the Servicer, Walter Mortgage Company and [____________________], as Indenture Trustee.

      "Default": Any occurrence or circumstance that, with notice or lapse of time or both, would be an Event of Default.

      "Event of Default": Any of the occurrences or circumstances enumerated in
Section 5.01.

      "Holding Account": A custodial account established by the Servicer and Walter Mortgage Company pursuant to the Holding Account Agreement, dated [______], 20 , in the name of [_______________], as Custodian for
[______________], as Indenture Trustee under the Indenture, Walter Mortgage Company and the Servicer, maintained at a depository institution (i) the deposits in which are fully insured by the Federal Deposit Insurance Corporation through either the Bank Insurance Fund or the Savings Association Insurance Fund and (ii) the commercial paper or other short term obligations of which (or, in the case of a depository institution which is the principal subsidiary of a holding company the commercial paper or other short-term debt obligations of such holding company) have a credit rating of at least "[__]" and "[__]" from [_____] and [______], respectively.

      "Homes": Jim Walter Homes, Inc., a Florida corporation.

      "Indenture": The Indenture, dated [_________], 20 , between the Issuer and [_______________________], as Indenture Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms.

      "Monthly Cut-Off Date": The last day of any Collection Period.

      "Realized Loss": With respect to an Account that is liquidated, the amount by which the sum of the remaining unpaid Principal Balance of the Account and the related Liquidation Expenses exceed the amount of Liquidation Proceeds applied to the Principal Balance of the related Account. With respect to any Account, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Account, which valuation results from a proceeding initiated under the Bankruptcy Code or a reduction in the Principal Balance thereof resulting from a modification by the Servicer.


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      "Remittance Date": The first Business Day of each week (beginning
[________], 20 ) following the end of each Collection Period.

      "Reporting Date": With respect to any Collection Period, the 10th day of the month following such Collection Period or if such day is not a Business Day the next preceding Business Day.

      "Servicer Termination": As defined in Section 5.01.

      "Servicing Account": As defined in Section 2.08(b).

      "Servicing Fee": As defined in the Indenture.

      "Sub-Servicer": As defined in Section 2.02.

      "Sub-Servicing Agreement": An agreement between the Servicer and a Sub-Servicer as described in Section 2.02.

      "Successor Servicer": As defined in the Indenture.

      "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the property cannot be completely restored out of the proceeds of the Hazard Insurance Policies required to be maintained pursuant to Section 2.13.

      "Walter Servicing Agreement": The servicing agreement among Walter Mortgage Company, Mid-State Trust [__] and [____________], dated [____________], 20 , as amended or supplemented from time to time in accordance with the terms thereof and of the Indenture, providing for the servicing of the Mortgage Loans.

      Section 1.02 Terms Defined in the Indenture.

      For purposes of this Agreement, all capitalized terms used herein that are defined in the Indenture (other than terms defined in Section 1.01 of this Agreement) shall have the respective meanings assigned to such terms in the Indenture.

                                  ARTICLE TWO

                    ADMINISTRATION AND SERVICING OF ACCOUNTS

      Section 2.01 The Servicer to Act as Servicer.

      The Servicer shall service and administer the Accounts, in accordance with the express terms of this Agreement, applicable state and federal law, and with the standards and procedures employed by a prudent servicer with respect to the servicing of similar accounts held in its own portfolio and in accordance with the Servicer's historical servicing standards set forth on Exhibit B, and the Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable and, subject to the foregoing and the provisions of the Indenture to execute and deliver in the Servicer's own name, on behalf of the Issuer, any and all deeds, sale contracts, instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Accounts and with respect to the Mortgaged Properties; provided, however, any Successor Servicer shall not be bound by the Servicer's historical servicing standards.

      Notwithstanding the preceding paragraph, the Servicer shall at all times follow the procedures set forth below:

      1. The Servicer shall use its reasonable best efforts to contact, either by telephone, mail, in person, or in such other manner as the Servicer deems appropriate under the circumstances, each Obligor on any Account that is delinquent 30 days or more in any payments called for under the terms and provisions of the Accounts (including outstanding advances for taxes, insurance and other amounts) as of the most recent Monthly Cut-Off Date, in order to ascertain the reason for the delinquency and the likelihood that the Account will become current. Thereafter, the Servicer shall diligently pursue collection efforts in order to bring the Account current with respect to all outstanding amounts (including outstanding taxes, insurance and other amounts) unless the Servicer in its good faith judgment believes it is most appropriate, under the circumstances, and not as a general matter, not to pursue the outstanding amounts for taxes, insurance and other amounts.

      2. The Servicer shall use its reasonable best efforts to physically inspect or visit the Mortgaged Property securing any Account that is 60 or more days delinquent as of the most recent Monthly Cut-Off Date, unless the Servicer otherwise determines to its reasonable satisfaction that the value of the Mortgaged Property securing such Account has not been materially impaired and that such property has not been abandoned.

      3. The Servicer shall use its reasonable best efforts to diligently pursue, foreclose upon, sell the underlying note, or otherwise comparably convert the ownership of properties securing an Account that continues in default (including default in payment of taxes and insurance) for more than 90 days, unless the Servicer, in its best judgment, believes that the Account can be returned to current status within a reasonable period of time or, solely with respect to defaults due solely to default in payment of taxes and insurance and other amounts, unless the Servicer in its good faith judgment believes it is most appropriate, under the circumstances, and not as a general matter, not to pursue the outstanding amounts for taxes, insurance and other amounts.

      4. With respect to Mortgaged Properties that are known by the Servicer to be abandoned or in foreclosure, or properties with respect to which title has been acquired, the Servicer shall take such action as it deems necessary in its good faith judgment and not in violation of law to protect such property from vandalism or damage by the elements.

      5. The deed to any Acquired Property delivered as a result of any foreclosure or similar proceeding or deed in lieu thereof shall name the Issuer as grantee unless the Servicer deems it necessary to foreclose or otherwise comparably convert title to any Mortgaged Property in the name of a party other than the Issuer. In that event, the Servicer may designate such a party to hold title to the Acquired Property. The party designated to hold such title shall sign a written acknowledgment that it is holding title on behalf of the Issuer and any such acknowledgment shall be delivered to the Indenture Trustee together with the deed to such Acquired Property.

      6. Upon acquisition of an Acquired Property by the Issuer, the Servicer shall prepare a Trust Mortgage in form appropriate to the state in which such Acquired Property is located and furnish such Trust Mortgage to the Indenture Trustee within two Business Days of acquiring a deed in respect of such Acquired Property for execution by the Issuer and recordation in accordance with the terms of the Indenture. The Servicer or Sub-Servicer in order to facilitate the sale of the Acquired Property, at its option, may execute and record as agent and attorney in fact for the Issuer a deed granting to the Servicer or Sub-Servicer a ten percent interest in the Acquired Property as a tenant in common, which interest shall be subject to the Trust Mortgage. As consideration for that interest, the Servicer or Sub-Servicer shall convey and hereby agrees to convey to the Issuer all of its share of the proceeds of disposition of any such Acquired Property (including any interest in any new Account with respect to such Acquired Property). No other consideration shall be payable by the Servicer or Sub-Servicer to the Issuer for that interest.

      If an Acquired Property is resold in exchange for a new Account within two Business Days of acquisition of such Acquired Property, the mortgage or deed of trust executed by the Issuer need not be executed and delivered to the Indenture Trustee, provided the Mortgage Asset Documents for such new Account and all assignments and endorsements with respect to such new Account required by the Indenture are delivered to the Indenture Trustee within five Business Days of acquisition.

      7. Upon the acquisition of an Acquired Property, the Servicer shall (i) deliver the deed or certificate of sale to the Indenture Trustee, (ii) advance all taxes and standard hazard insurance premiums relating to the Acquired Property, (iii) process any claims for redemption and otherwise comply with any redemption procedures required by law, (iv) use its reasonable best efforts to promptly sell or otherwise dispose of such Acquired Property at a price which in its best judgment represents reasonable value and remit the proceeds to the Indenture Trustee, and (v) if, in order to sell the property at what it reasonably determines to be the best price available, the Servicer deems it reasonably necessary for the Issuer to provide mortgage financing to the prospective buyer, the Servicer shall undertake, as agent for the Issuer, to apply substantially the same underwriting standards as the Servicer applies to similar transactions originated by it for its own account provided however that the Maturity Date of any such Account shall not exceed [________].

      8. If the Servicer deems it reasonably necessary to convey an Acquired Property in exchange for a new Account, such new Account may be originated on documents naming the Servicer or Sub-Servicer as payee; provided, however, that the Maturity Date of any such new Account shall not exceed [________]. The Sub-Servicer's or Servicer's rights under any such documents shall be subject to its obligation to convey proceeds of the disposition of Acquired Property.

      In connection with the sale of an Acquired Property, any contract of sale or deed shall be executed by the Servicer or Sub-Servicer in its individual capacity and as agent and attorney in fact for the Issuer. The Servicer shall request release of the Trust Mortgage by the

Indenture Trustee. Immediately upon consummation of the sale, the Servicer or Sub-Servicer shall assign all of its right, title and interest in the new Account to the Issuer and the Issuer shall assign all of its right, title and interest in the new Account to the Indenture Trustee. The Servicer shall record the release, the deed, the Mortgage, the assignment of the Servicer's or Sub-Servicer's interest to the Issuer and an assignment of the Mortgage by the Issuer to the Indenture Trustee immediately.

      9. The Servicer shall segregate and hold all funds collected and received in connection with the rental or sale of any Acquired Property separate and apart from its own funds and general assets and shall deposit such moneys in the Holding Account in accordance with Section 2.07(b).

      10. Except as expressly permitted by Section 2.10 or as otherwise provided in Exhibit B, the Servicer shall not alter, change or modify, or permit the alteration, change or modification of, any Account without the prior consent of the Indenture Trustee; provided, however, that the Servicer may charge-off or write-off Accounts when the Servicer determines in its best judgment that it is prudent to do so and that the costs and expenses of continued servicing of such Accounts (including foreclosure proceedings) exceeds the expected revenues therefrom, and such determination is evidenced by a certification signed by a duly authorized officer of the Servicer setting forth such conclusions and the basis therefor.

      Promptly after the execution and delivery of this Agreement, the Servicer shall deliver to the Issuer and the Indenture Trustee a list of officers of the Servicer involved in, or responsible for, the administration and servicing of the Accounts, which list shall from time to time be updated by the Servicer after each change in servicing officers.

      At all times while the Servicer is servicing the Accounts pursuant to this Agreement, the Servicer shall employ field servicing personnel for each state in which Mortgaged Properties are located who are assigned to service the related outstanding Accounts of that state; provided, however, that if the Servicer does not employ field servicing personnel in any such state or does not employ sufficient field servicing personnel in any such state to service the related outstanding Accounts of that state in accordance with the terms and provisions of this Agreement, the Servicer shall enter into one or more Sub-Servicing Agreements as described in Section 2.02 with a Sub-Servicer that employs field servicing personnel or agents for that state providing for the servicing of the effected outstanding Accounts of that state.

      Section 2.02 Sub-Servicing Agreements Between Servicer and Sub-Servicer.

      The Servicer may enter into sub-servicing agreements (each, a "Sub-Servicing Agreement") with sub-servicers (each, a "Sub-Servicer") which may include affiliates of the Servicer, for the servicing and administration of any or all of the Accounts. In the event that any such Sub-Servicing Agreement exists, the Sub-Servicer will represent and warrant that it is duly organized and existing under the applicable laws of the United States or any state and is duly qualified and licensed to do business in each state in which the Mortgaged Property relating to an Account to be serviced under such Sub-Servicing Agreement is located. Any such Sub-Servicing Agreement entered into by the Successor Servicer shall not be less favorable to the Issuer in its reasonable judgment. For purposes of this Agreement (except as otherwise provided herein), the

Servicer shall be deemed to have received payments on Accounts referred to in Sections 2.07 and 2.15 when the Sub-Servicer has received such payments. The Servicer and any Sub-Servicer may enter into amendments of a Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Agreement. Copies of all amendments shall promptly be sent as provided in Section 7.04 hereof to the Indenture Trustee.

      Section 2.03 Successor Sub-Servicers.

      The Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist from time to time in accordance with the terms and conditions of such Sub-Servicing Agreement and, except as hereinafter provided in this Section 2.03, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Sub-Servicing Agreement by the Servicer or the Sub-Servicer the Servicer shall either act as primary servicer of the related Accounts or enter into a Sub-Servicing Agreement in accordance with the provisions of Section 2.02 with a successor Sub-Servicer.

      Section 2.04 Liability of the Servicer.

      Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain primarily obligated and liable to the Issuer and the Indenture Trustee for the servicing and administering of the Accounts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreement or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Accounts. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 2.05 No Contractual Relationship Between Sub-Servicer and Indenture Trustee or Issuer.

      Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Accounts involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone and the Sub-Servicer shall have no claim against the Indenture Trustee or the Issuer except to the extent set forth in Section 2.06 arising from any Sub-Servicing Agreement; provided, however, that the Indenture Trustee and the Issuer may upon the happening of a default thereunder enforce the Servicer's rights under any Sub-Servicing Agreement as third party beneficiaries thereof.

      Section 2.06 Assumption of Sub-Servicing Agreement by Successor Servicer.

      In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default or Trigger Event), the Successor Servicer may, at its


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


election, assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that may have been entered into. The Indenture provides that the Successor Servicer may, at its election, assume all of the Servicer's interest therein and replace the Servicer as a party to the Sub-Servicing Agreement to the same extent as if the Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligation under the Sub-Servicing Agreement.

      The Servicer shall, upon request of the Indenture Trustee or the Successor Servicer but at the expense of the Servicer, deliver to the Successor Servicer all documents and records pursuant to Section 2.09 relating to the Sub-Servicing Agreement and the Accounts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

      Section 2.07 Collection of Account Payments; Holding Account.

      (a) In accordance with the servicing standards set forth in Section 2.01, the Servicer shall use its reasonable best efforts to cause each Obligor to make all payments in respect of his or her Account to the Servicer and to collect all payments (including amounts for taxes and insurance) called for under the terms and provisions of the Accounts (other than any fees and charges the collectability of which is not legally enforceable). Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge, assumption fee, prepayment charge, or penalty interest in connection with the prepayment of an Account and (ii) arrange a schedule for liquidation of delinquent payments due on an Account, running for a period as the Servicer reasonably believes prudent under the circumstances.

      (b) On or before the Closing Date the Servicer, with Walter Mortgage Company, shall establish the Holding Account and shall cause all payments received with respect to the Accounts to be deposited in the Holding Account. The deposit of substantially all such amounts shall be made as soon as reasonably practicable after such payment is actually received by it but in no event later than two Business Days after receipt by the Servicer, and in the case of all payments received by Sub-Servicers with respect to the Accounts, such amounts shall be remitted as soon as reasonably practicable to the Servicer but in no event later than two Business Days after collection by the Sub-Servicer and deposited by the Servicer in the Holding Account as described above. The Servicer shall hold in escrow all moneys received in respect of taxes and insurance to be disbursed in accordance with the applicable Mortgage. The Sub-Servicer shall not deposit any amounts received by it in any deposit, trust, or similar account prior to remitting such amounts to the Servicer. On each Remittance Date the Servicer shall submit to the Custodian, with a copy to the Indenture Trustee, a report substantially in the form provided in the Holding Account Agreement relating to funds deposited in the Holding Account during the immediately preceding calendar week which specifies the amount of such funds referred to in Section 2.08(a) to be transferred from the Holding Account by the Custodian to the Collection Account.

      (c) The Servicer may, by written request delivered to the Custodian, with a copy to the Indenture Trustee, receive funds from the Holding Account for the following purposes:


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


            (i) to repay to the Servicer moneys in the Holding Account upon certification by the Servicer reasonably acceptable to the Indenture Trustee that such funds are not part of the Trust Estate;

            (ii) to clear the Holding Account pursuant to Section 7.01(a);

            (iii) to deposit Insurance Proceeds in the Servicing Account for application to restoration or repair of a Mortgaged Property in the future, to the extent such proceeds were deposited in the Holding Account;

            (iv) to pay the Servicer the Servicing Fee pursuant to Section 2.16;

            (v) to pay the Servicer amounts represented by any late payment charges, interest charged on advances of taxes and insurance premiums, assumption fees and other such additional charges with respect to the Accounts as additional servicing compensation;

            (vi) to reimburse the Servicer for advances of taxes, insurance premiums and other amounts in accordance with Sections 2.12 and 2.13, respectively; provided, however, that with respect to advances of taxes and insurance premiums and other amounts made on the Accounts on or prior to the Cut-Off Date the extent of reimbursement for such advances shall be limited to the related amounts collected by the Servicer or, in the case of a liquidation, the amount by which the related Liquidation Proceeds, if any, for each such Account exceeds the sum of the Principal Balance of the related Account and the related Liquidation Expenses other than such advances;

            (vii) to reimburse the Servicer from the related Insurance Proceeds and Liquidation Proceeds with respect to a Mortgaged Property for any expenses incurred by it in good faith pursuant to Section 2.14 for restoration of such Mortgaged Property damaged by an Uninsured Cause;

            (viii) to reimburse the Servicer from the Holding Account for any unreimbursed usual and customary Liquidation Expenses subject to the limitations set forth in Sections 2.12 and 2.13 with respect to advances for taxes and insurance;

            (ix) to reimburse the Servicer for expenses reasonably incurred by the Servicer pursuant to Section 6.01; and

            (x) to reimburse the Servicer for reasonable and necessary expenses incurred in connection with the preservation and management of Acquired Properties.

      Section 2.08 Collection Account; Servicing Account.

      (a) On or before the Closing Date the Issuer shall open the Collection Account as provided in Section 8.02 of the Indenture. On the Closing Date, the Servicer shall on behalf of the Issuer remit to the Indenture Trustee for deposit in the Collection Account all Monthly Payments and all prepayments (net of the applicable Servicing Fee) collected on the Accounts after the Cut-Off Date and received by the Servicer not less than five Business Days before the Closing Date. All funds collected in respect of the Accounts prior to the Closing Date not deposited in the Collection Account pursuant to the preceding sentence on the Closing Date shall be deposited in the Holding Account on the Closing Date and transferred to the Collection Account on the first Remittance Date following the Closing Date. Thereafter, the Servicer shall submit to the Custodian, with a copy to the Indenture Trustee, the report required by Section 2.07(b) directing the deposit into the Collection Account or, with respect to certain Insurance Proceeds, the Servicing Account of all payments and collections in respect of the Accounts then on deposit in the Holding Account (other than withdrawals simultaneously requested pursuant to Section 2.07(c) and amounts in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment) including the following:

            (i) all Obligor payments on account of principal, including Full Prepayments, of the Accounts;

            (ii) all Obligor payments on account of finance charges on the Accounts; and

            (iii) all net Insurance Proceeds (other than proceeds to be applied to the restoration or repair of the related Mortgaged Property which shall be deposited to the Servicing Account) and Net Liquidation Proceeds with respect to the Accounts.

The Servicer may request withdrawals from the Collection Account as permitted by
Section 2.11 hereof.

      (b) The Servicer shall open, at the Corporate Trust Office or at any other financial institution the deposits of which are fully insured by the Federal Deposit Insurance Corporation ("FDIC") (through either the Bank Insurance Fund or the Savings Association Insurance Fund), one or more accounts (collectively, the "Servicing Account"), which such accounts shall be Eligible Accounts, designated as follows: "Mid-State Homes, Inc., as Servicer for Mid-State Trust [__]." There shall be deposited in the Servicing Account on the Closing Date all Insurance Proceeds which are to be applied to the restoration or repair of the related Mortgaged Property received after the Cut-Off Date and still in the custody of the Servicer on the Closing Date; thereafter all Insurance Proceeds shall be deposited into the Servicing Account. Obligors' funds in a Servicing Account shall be segregated, and the Servicer shall instruct the financial institution in which such account is maintained accordingly. The Servicing Account shall be an interest bearing account fully insured as to amounts deposited therein by the FDIC. In addition, moneys in the Servicing Account may be invested as provided in Section 2.08(c). The Servicer shall make withdrawals from a Servicing Account only (i) for the purpose of applying proceeds of a Hazard Insurance Policy or other insurance policy to the restoration or repair of a Mortgaged Property, to the extent such proceeds were deposited in such Servicing Account; (ii) to the extent required by applicable law or regulation or by the related Accounts and to the extent of earnings on the Servicing Account then on deposit in the Servicing Account to pay interest on funds in such Servicing Account to the Obligors entitled thereto; (iii) to pay to the Obligors Insurance Proceeds required to be paid to them pursuant to the terms of the related Account Note; (iv) to clear and terminate such Servicing Account at the termination of this Agreement in accordance with Section 7.01; (v) to pay to the Servicer net earnings on amounts in the Servicing Account to the extent permitted by Section 2.08(c) below; or (vi) to transfer to the Holding Account any funds then on deposit in the Servicing Account upon a determination by the Servicer that such funds will not be applied in the manner described in (i) through (v) above.

      (c) Monies in any Servicing Account from time to time may be invested and reinvested by the Servicer, but only in one or more Eligible Investments and obligations on which the Indenture Trustee in its commercial capacity is the obligor. No such investment shall mature later than one Business Day prior to the next Remittance Date (or on such Remittance Date, in the case of Eligible Investments of which the Indenture Trustee is the obligor). All net income or gain from such investment of moneys shall be paid to the Servicer as it is earned and received, provided that all interest required to be paid to Obligors shall be paid to them as required or shall be held for the Obligors entitled thereto. If any loss results from such investments, the Servicer shall promptly reimburse the Servicing Account for the amount of any such loss from its own funds. Whenever any amounts invested as aforesaid shall be needed for disbursement from a Servicing Account, the Servicer shall cause a sufficient amount of such investments to be sold or otherwise converted to cash for such purpose.

      (d) Notwithstanding Section 2.08(c), all funds in the Servicing Account are held by the Servicer as agent and bailee of the Indenture Trustee for the benefit of the Indenture Trustee, the Noteholders and the Obligors.

      Section 2.09 Records and Servicing Account Moneys.

      (a) The Servicer agrees to act as agent and bailee of the Indenture Trustee in holding any Mortgage Asset Documents released to the Servicer pursuant to Section 3.13(c) of the Indenture, and any other items constituting a part of the Trust Estate that from time to time come into the possession of the Servicer. The Servicer agrees, for the benefit of the Indenture Trustee and the Noteholders, to act as such agent and bailee, and to hold and deal with such Accounts and such items, as agent and bailee for the Indenture Trustee, in accordance with the provisions of this Agreement and the Indenture.

      (b) The Servicer shall for a period of four years following termination of this Agreement or from the time an Account is paid in full, with respect to such Account, retain all data relating directly to or maintained in connection with the servicing of the Accounts at the Servicer's principal service office in Tampa, Florida, or at such other place where the servicing offices of the Servicer are located, and shall give the Indenture Trustee access to all data at all reasonable times, and, while an Event of Default shall be continuing, the Servicer shall, on demand of the Indenture Trustee or the Successor Servicer, deliver to the Indenture Trustee or the Successor Servicer, as the case may be, all data necessary for the servicing of the Accounts, provide the Indenture Trustee and the Successor Servicer with the information called for by Section 2.07(b) concerning all moneys in the Holding Account and deliver to the Indenture Trustee all moneys in each Servicing Account and all other moneys collected by it from Obligors and not previously deposited in the Holding Account or the Servicing Account. If the rights of the Servicer shall have been terminated in accordance with Section 5.01 or if this Agreement shall have been terminated pursuant to Section 7.01(b), the Servicer shall, upon demand of the Indenture Trustee, the Successor Servicer or the Noteholders in the case of
Section 5.01, or of the successor to the rights of the Issuer in the case of
Section 7.01(b), deliver to the Successor

Servicer all data necessary for the servicing of the Accounts, provide the Indenture Trustee and the Successor Servicer with the information called for by
Section 2.07(b) concerning all moneys in the Holding Account and deliver to the Indenture Trustee all moneys in each Servicing Account and all other moneys collected by it from obligors and not previously deposited in the Holding Account or the Servicing Account. In addition to delivering such data and moneys the Servicer shall use its reasonable best efforts to effect the orderly and efficient transfer of the servicing of the Accounts to the party which will be assuming responsibility for such servicing.

      Section 2.10 Assumption Agreements.

      (a) When a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer is authorized to take or enter into an assumption agreement or other similar agreement from or with the person to whom such Mortgaged Property has been or is about to be conveyed, provided that (i) the interest rate on, Monthly Payment and balance of such Account shall not be reduced, (ii) the term of the Account shall not be extended, (iii) there are either no unreimbursed advances for taxes and insurance on such Account following assumption or such advances are assumed and (iv) the Servicer shall not agree to any other modification unless in the best judgment of the Servicer such modification would not materially adversely affect the collectability or enforceability of the Accounts or the interests of the Noteholders. The Servicer shall notify the Indenture Trustee that any such assumption agreement or similar agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption agreement or similar agreement for addition to the related Mortgage Asset Documents. Any fee collected by the Servicer for entering into an assumption agreement or similar agreement shall be retained by the Servicer as additional servicing compensation. The Servicer shall use its reasonable best efforts to enter into an assumption agreement or other similar agreement; however, if, in connection with the conveyance of such Mortgaged Property, the continuation of liability of the original Obligor shall be impracticable, or if, in the opinion of the Servicer, the release of the liability of the original Obligor would not substantially impair the ability of the holder of the related Account to realize the full repayment of such Account, the Servicer may release the original Obligor from liability on such Account so long as the new Obligor meets the underwriting standards which the Servicer is applying to similar transactions originated for its own account. The Servicer shall notify the Indenture Trustee if the original Obligor is released from liability on such Account.

      (b) The Servicer shall not be deemed to be in default, breach or any other violation of its obligations under this Agreement by reason of any assumption of an Account by operation of law or any assumption or transfer of property subject to an Account which the Servicer may be restricted by law from preventing, for any reason whatever.

      Section 2.11 Permitted Withdrawals from the Collection Account.

      If at any time funds on deposit in the Holding Account are insufficient to satisfy the Servicer withdrawal requests referred to in Section 2.07(c) hereof, and so long as no Event of Default or Trigger Event shall have occurred and be continuing, the Servicer may request withdrawal of such deficiency from the Collection Account, and upon receipt of such written request, the Indenture Trustee shall withdraw the amount of such deficiency from the Collection Account and make the requested payments to the Servicer, provided that such payments shall not be made within six Business Days of a Payment Date. In addition, the Indenture Trustee shall make withdrawals from the Collection Account to repay to the Servicer moneys in the Collection Account upon certification by the Servicer reasonably acceptable to the Indenture Trustee that such funds are not part of the Trust Estate.

      Section 2.12 Advances for Delinquent Taxes.

      (a) If the Servicer shall have knowledge that real property taxes or other taxes, charges or assessments relating to any Mortgaged Property have not been paid when due, the Servicer shall make such payment prior to the time by which failure to make such payment would give rise to a lien on the related Mortgaged Property. Any costs so incurred by the Servicer shall be recoverable by the Servicer pursuant to Section 2.07(c), or to the extent recoverable from any Sub-Servicer servicing such Account, or from the related Obligor or from other funds on deposit in the Holding Account to the extent that the Servicer certifies that such advances are not otherwise recoverable due to insufficient Net Liquidation Proceeds.

      (b) The Servicer shall indemnify the Issuer for any losses resulting from a failure to make the payments referred to in Paragraph (a) above and the Servicer shall deposit the amount of such loss in the Collection Account on the next Remittance Date following the determination of such loss.

      Section 2.13 Maintenance of Insurance; Collection Thereunder.

      (a) Except as otherwise provided in subsection (b) of this Section 2.13, the Servicer shall cause to be maintained with respect to each Mortgaged Property and Acquired Property one or more Hazard Insurance Policies that provide at least the same coverage as a standard form fire and extended coverage insurance policy issued by a company regulated under applicable state law and authorized by such state to issue such policies in the state in which the Mortgaged Property or Acquired Property is located and in an amount that is not less than an amount that would satisfy the definition of Full Prepayment with respect to the related Account; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein. Any individual Hazard Insurance Policies shall name the Servicer as additional loss payee and run to the benefit of the Servicer's successors and assigns as their interests may appear. Any amounts received under any such policies shall be transferred to or deposited in the Holding Account or Servicing Account (or paid over to the related Obligor if the Servicer reasonably does not deem it necessary to deposit such amounts in the Servicing Account) pursuant to Sections 2.07 and 2.08. If any Obligor is in default in the payment of such premiums, the Servicer shall pay such premiums out of its own funds, and any costs so incurred by the Servicer shall be recoverable by the Servicer to the extent such costs constitute Liquidation Expenses pursuant to Section 2.14, or to the extent recoverable from any Sub-Servicer servicing such Account, or from the related Obligor or from other funds on deposit in the Holding Account to the extent that the Servicer certifies that such advances are not otherwise recoverable due to insufficient Net Liquidation Proceeds.

      (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Mortgaged Property pursuant to subsection (a) of this

Section 2.13, and shall, to the extent that the related Accounts do not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Mortgaged Property, maintain one or more blanket insurance policies covering losses on the mortgagee's interest in the Accounts resulting from the lack of or insufficiency of individual Hazard Insurance Policies issued by a company regulated under applicable state law and authorized by such state to issue such policies in the state in which the Mortgaged Property is located and in an amount that is not less than an amount that would satisfy the definition of Full Prepayment with respect to the related Account. The Servicer shall pay the premium for such policy on the basis described therein and shall pay any deductible amount with respect to claims under such policy relating to the Accounts; provided, however, that such deductible cannot exceed an amount that is customary under similar policies. If the insurer thereunder shall cease to be acceptable to the Servicer, the Servicer shall exercise its best efforts to obtain from another insurer a replacement policy comparable to such policy. All amounts collected by the Servicer under any such policy and reimbursements by the Servicer of deductible amounts shall be deposited in the Holding Account in accordance with Section 2.07.

      (c) The Servicer shall indemnify the Issuer for any losses resulting from a failure to maintain insurance pursuant to this Section 2.13 and the Servicer shall deposit the amount of such loss in the Collection Account on the next Remittance Date following the determination of such loss.

      Section 2.14 Realization upon Defaulted Accounts.

      With respect to any defaulted Account, the Servicer shall use its reasonable best efforts consistent with the servicing procedures as set forth in
Section 2.01 hereof, to foreclose upon or otherwise comparably convert (through replevin, deed in lieu of foreclosure or otherwise) the ownership of properties securing any Account that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.07. The Servicer shall prepare all documents necessary and appropriate in connection with the realization upon defaulted Accounts. The Servicer's obligations under this Section 2.14 are subject to the proviso that, in the case of damage to Mortgaged Property from an Uninsured Cause, the Servicer shall not be required to expend its own funds in restoring such property unless it shall in good faith determine (i) that such restoration will increase the proceeds of liquidation of the related Account, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as Insured Expenses. For purposes of clause
(ii) of the preceding sentence, if the Servicer is maintaining a blanket Hazard Insurance Policy pursuant to Section 2.13(b), expenses shall be deemed recoverable as Insured Expenses if they would have been recoverable under an individual Hazard Insurance Policy maintained pursuant to Section 2.13(a). The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a defaulted Account; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses, Insured Expenses or reasonable and necessary expenses incurred in the preservation and the management of Acquired Properties. All Liquidation Proceeds shall be deposited in the Holding Account in accordance with Section 2.07(b) hereof.

      Section 2.15 Release of Accounts.

      In the case of a final Monthly Payment, Full Prepayment or liquidation of any Account, the Servicer shall deliver to the Indenture Trustee and the Issuer an Officers' Certificate (i) identifying the Account that was the subject of such final payment, Full Prepayment or liquidation, (ii) stating with respect to a Full Prepayment that all prepayment proceeds received in connection therewith are in an amount necessary to effect a Full Prepayment (after taking into account amounts representing reimbursement for advances by the Servicer for taxes and insurance premiums) and have been deposited in the Holding Account,
(iii) stating with respect to a liquidation of an Account, that all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been received and the Net Liquidation Proceeds have been deposited in the Holding Account, (iv) stating that with respect to a final Monthly Payment, all amounts due under such Account have been paid (after taking into account amounts representing reimbursement for advances by the Servicer for taxes and insurance premiums) and such amounts have been deposited in the Holding Account and (v) identifying such documents as the Servicer or the Obligor may request to evidence satisfaction and discharge of such Account.

      In connection with any prepaid Account with respect to which the related Mortgage is a deed of trust, the Servicer is authorized to procure from the trustee under such deed of trust a deed of full reconveyance covering the property encumbered by such deed of trust, which deed of reconveyance shall be delivered by the Servicer to the person or persons entitled thereto, but no expenses incurred in connection with such deed of reconveyance shall be payable out of the proceeds received in respect of such Account.

      If from time to time and as appropriate for the servicing or foreclosure of any Account the Servicer requests the Indenture Trustee to release the related Mortgage Asset Documents and delivers to the Indenture Trustee a trust receipt reasonably satisfactory to the Indenture Trustee and signed by a Servicing Officer, the Indenture Trustee shall release the related Mortgage Asset Documents to the Servicer. Such trust receipt shall obligate the Servicer to return the related Mortgage Asset Documents to the Indenture Trustee when the need therefor by the Servicer no longer exists. If such Account shall be liquidated and the Indenture Trustee receives a certificate from the Servicer as provided above, then, upon request of the Issuer, the Indenture Trustee shall release the trust receipt to or upon the order of the Issuer.

      Section 2.16 Servicing Compensation.

      As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to the Servicing Fee for each Account that is not a repossessed or foreclosed Account at the beginning of any month and that has a Principal Balance commencing on the Cut-Off Date and terminating on the first to occur of the maturity of such Account or the date of Full Prepayment of such Account. The Servicing Fee in respect of an Account for a particular month shall be paid to the Servicer by the Custodian from amounts held in the Holding Account upon submission to the Custodian of a withdrawal request pursuant to Section 2.07(c). In addition to the Servicing Fee, the Servicer shall be entitled to receive pursuant to this Section 2.16 as additional servicing compensation all late payment charges, assumption fees, interest on taxes, insurance premiums and similar charges paid in respect of the Accounts and previously deposited in the Holding Account. The Servicer shall pay all expenses and charges imposed on the Servicer hereunder, including servicing fees, expenses and charges of any Sub-Servicers, out of its servicing compensation or its own funds, and shall not be entitled to reimbursement for such expenses and charges except as specifically provided for herein.

                               ARTICLE THREE

                        STATEMENTS, REPORTS AND NOTICES

      Section 3.01 Reporting by the Servicer.

      (a) On or before each Reporting Date, the Servicer shall render to the Issuer, the Indenture Trustee and [______________] a certificate, as of the immediately preceding Monthly Cut-Off Date, certifying to all funds collected by it through such Monthly Cut-Off Date that it was required to deposit in the Holding Account in respect of the preceding Collection Period and, except for amounts provided on a cumulative basis, that have not been previously reflected on a prior certificate pursuant to this Section 3.01 and reporting certain other information. Such certificate shall be substantially in the form of Exhibit A hereto. Such certificate shall also be sent to [___________________] and [___________________].

      (b) On or before each Reporting Date, the Servicer shall provide the Issuer, with such information as of the immediately preceding Monthly Cut-Off Date as is necessary in connection with the maintenance of the Issuer's financial records and preparation of the Issuer's financial statements.

      (c) On or before each Reporting Date, the Servicer shall provide the Successor Servicer with servicing tapes in a format compatible with the Successor Servicer's computer systems and containing such data as the Successor Servicer may reasonably request.

      Section 3.02 Annual Certificate; Account Statement.

      On or before 60 days after the end of the fiscal year of the Servicer that ends in [________] 20 and each fiscal year thereafter, the Servicer shall deliver or cause to be delivered to the Issuer and the Indenture Trustee an Officers' Certificate, dated as of the first Monthly Cut-Off Date following the end of the preceding fiscal year, to the effect that a review of the activities of the Servicer during the period from the beginning of the first Collection Period (or the Closing Date in the case of the first such Officers' Certificate required to be delivered) to the end of the last Collection Period during the preceding fiscal year has been made under the supervision of the officers executing such Officers' Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Agreement. Such Certificate shall state to the best of the Servicer's knowledge either (A) no Default by the Servicer under this Agreement has occurred and is continuing, or (B) if such a Default has occurred and is continuing, specifying such Default and the nature and status thereof.

      Section 3.03 Annual Accountants' Reports.

      On or before 60 days after the end of the fiscal year of the Servicer that ends in [_________] 20 and each fiscal year thereafter, the Servicer shall deliver to the Issuer and the Indenture Trustee a report, prepared by a firm of Accountants of recognized national standing selected by the Servicer, to the effect that (i) they have examined certain documents and records relating to the Accounts during the preceding fiscal year in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers and (ii) such examinations disclosed no exceptions that, in their opinion, were material, relating to such Accounts, or, if any such exceptions were disclosed thereby, setting forth such exceptions that, in their opinion, were material. If any of the Accounts are being serviced by a Sub-Servicer, the firm of Accountants preparing the report with respect to the servicing of such Accounts by the Servicer may rely, as to matters relating to the servicing of such Accounts, upon a comparable report (rendered with respect to the most recent fiscal year of such Sub-Servicer which ended at or prior to the end of the Servicer's fiscal year) of another firm of Accountants of recognized national standing with respect to such Sub-Servicer's servicing of such Accounts.

      Section 3.04 Notices.

      The Servicer shall, as promptly as practicable (i) following receipt by it of notice thereof, notify the Indenture Trustee of the commencement of a class-action litigation challenging the validity or enforceability of Accounts having an aggregate Principal Balance totaling $1,000,000.

                                  ARTICLE FOUR

                                  THE SERVICER

      Section 4.01 Representations and Warranties of the Servicer.

      The Servicer represents and warrants to the Issuer as of the Closing Date as follows:

      (a) The Servicer (i) is a corporation, validly existing and in good standing under the laws of the State of its incorporation, (ii) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (iii) has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

      (b) The execution and delivery by the Servicer of this Agreement are within the corporate power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the charter or by-laws of the Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (or if such conflict with, breach of or default under any such indenture, mortgage, contract or other instrument exists or will exist, any remedies in respect thereof and in respect of any such related lien, charge or encumbrance have been stayed under the Bankruptcy Code).

      (c) The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except as has been previously obtained and are in effect.

      (d) This Agreement has been duly executed and delivered by the Servicer and constitutes a legal, valid and binding instrument enforceable against the Servicer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      (e) There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened or likely to be asserted against or affecting the Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement or the Indenture, or which will, if determined adversely to the Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect the Servicer's ability to perform its obligations under this Agreement. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

      (f) The Servicer has obtained or made all necessary consents, approvals, waivers and notifications of stockholders, creditors, lessors and other nongovernmental persons, in each case, in connection with the execution, delivery and performance of this Agreement.

      The foregoing representations and warranties shall be deemed to be made to the Indenture Trustee, as assignee of the Issuer.

      Section 4.02 Merger or Consolidation of the Servicer.

      The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Florida, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Indenture or any of the Accounts and to perform its duties under this Agreement.

      Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      Section 4.03 Performance of Obligations.

      (a) The Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement and shall take such action as may be necessary to prevent the attachment on the Mortgaged Properties of liens or levies superior to the lien of the Mortgages securing the Accounts arising from actions by or claims against the Servicer.

      (b) The Servicer shall not take any action, or permit any action to be taken by others, which would (i) materially and adversely affect the validity or collectability of the Accounts or (ii) excuse any person from any of its covenants or obligations under any of the Accounts or under any other instrument included in the Trust Estate, or (iii) result in the amendment, hypothecation, subordination, termination or discharge of, or (iv) impair the validity or effectiveness of, any of the Mortgage Asset Documents or any such instrument, except as expressly provided herein and therein.

      Section 4.04 Servicer Not to Resign.

      (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. No such resignation shall become effective unless and until the Successor Servicer or another new servicer, qualified to act as a mortgage servicer and reasonably acceptable to the Indenture Trustee, enters into a servicing agreement with the Issuer and the Indenture Trustee in form and substance substantially similar to this Agreement.

      (b) The Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder except as permitted under Section 4.02 hereof.

      (c) Except as provided in Section 4.04(a), the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 7.01, and shall survive the exercise by the Issuer or the Indenture Trustee of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee or any Noteholder of any provision of the Indenture, the Notes or this Agreement.

      Section 4.05 Fidelity Bond.

      On or before the Closing Date, the Servicer shall obtain and deliver to the Indenture Trustee and shall thereafter maintain in effect a fidelity bond (or a direct surety bond) in the amount of $1,500,000 (subject to a deductible of an amount not exceeding $250,000.00). Such bond shall name the Indenture Trustee as an additional insured and as a joint loss payee, shall provide for 30 days' prior notice of cancellation to the Indenture Trustee and shall otherwise be in form and substance reasonably satisfactory to the Indenture Trustee. Any successor to the Servicer appointed as servicer of the Accounts pursuant to
Section 3.07(d) of the Indenture or Section 4.04(a) of this Agreement shall be obligated to obtain and maintain a fidelity bond to the same extent as the Servicer is obligated under this Section 4.05 or under the higher of the then current Fannie Mae or Freddie Mac guidelines and shall deliver a copy of such bond to the Indenture Trustee promptly after its appointment. The Servicer or any successor servicer shall deliver to the Indenture Trustee, within 30 days prior to the expiration of any such bond, a renewal or replacement thereof.

                                  ARTICLE FIVE

                                    DEFAULT

      Section 5.01 Events of Default.

      (a) Any of the following acts or occurrences shall constitute an Event of Default by the Servicer under this Agreement:

            (i) any failure by the Servicer to remit to the Indenture Trustee any amount required to be so remitted under the terms of this Agreement that continues unremedied for a period of five Business Days after the date upon which such amount was due to be so remitted; or

            (ii) failure to submit to the Indenture Trustee the report called for by Section 2.07(b) within two Business Days following the related Remittance Date; or

            (iii) failure on the part of the Servicer duly to observe or perform any other of the covenants or agreements on the part of the Servicer contained in this Agreement that continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the holders of Notes representing at least a majority of the Voting Rights; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises pursuant to any bankruptcy or insolvency law or any other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization, or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against, the Servicer which is involuntary on the part of the Servicer is entered and is not discharged or stayed for a period of sixty (60) days;

            (v) the Servicer becomes insolvent, generally fails to pay its debts as they become due, has any receiver, trustee, liquidator, sequestrator or custodian of it or any of its property appointed (whether with or without its consent), makes any assignment for the benefit of creditors or commences any case or other proceeding pursuant to any bankruptcy or insolvency law or any other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization, or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against it; or

            (vi) any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Servicer by the Indenture Trustee or by the holders of Notes representing at least a majority of the Voting Rights, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

      (b) So long as an Event of Default shall have occurred and be continuing, the Issuer or the Indenture Trustee (in each case subject to the provisions of the Indenture), or the holders of Notes representing at least a majority of the Voting Rights may, by notice given to the Servicer (with a copy to the parties not giving such notice), terminate all of the rights and powers of the Servicer under this Agreement ("Servicer Termination"), including without limitation all rights of the Servicer to receive the Servicing Fee. On and after the receipt of such notice, all rights, powers, duties and responsibilities of the Servicer under this Agreement, whether with respect to the Accounts, Holding Account, Collection Account, Servicing Account, any Servicing Fee or otherwise, shall vest in and be assumed by the Successor Servicer as provided in Section 3.07 of the Indenture, and the Issuer and the Indenture Trustee are each hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Indenture Trustee) and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. The terminated Servicer shall cooperate promptly and in good faith with the Successor Servicer to transfer the servicing records and other account documents maintained by the terminated Servicer to the Successor Servicer in a prompt and efficient manner. Except as otherwise expressly provided in the Indenture, the Issuer shall not have any right to waive any Default or Event of Default by the Servicer under this Agreement. In addition to any right of the Indenture Trustee upon an Event of Default hereunder, the Indenture Trustee may take any action at law or in equity that it deems appropriate to protect the interest of the Holders of Notes.

      Section 5.02 No Effect on Other Parties.

      Upon any termination of the rights and powers of the Servicer from time to time pursuant to Section 5.01 or upon any appointment of a successor to the Servicer, all the rights, powers, duties and obligations of the Issuer under this Agreement or under the Indenture shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

      Section 5.03 Rights Cumulative.

      All rights and remedies from time to time conferred upon or reserved to the Issuer, the Indenture Trustee or the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                                  ARTICLE SIX

                                   [RESERVED]

                                 ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

      Section 7.01 Termination.

      (a) The respective duties and obligations of the Servicer and the Issuer created by this Agreement shall terminate upon the final payment or other liquidation of the last outstanding Account. Upon the termination of this Agreement pursuant to this Section 7.01(a), the Servicer shall pay all moneys in the Servicing Account to the persons entitled thereto, and shall direct the Indenture Trustee to pay over to the Issuer or any other person entitled thereto all other moneys with respect to the Accounts held in the Holding Account.

      (b) Following an Event of Default under the Indenture and foreclosure upon the Trust Estate pursuant thereto, the successor to the rights of the Issuer (including, without limitation, the Indenture Trustee or any or all of the related Noteholders) shall have the right to terminate this Agreement by notice to the Servicer and the Issuer, within 90 days after the date such successor shall have succeeded to such rights of the Issuer. Upon such termination, the Servicer shall be entitled to receive only the accrued and unpaid Servicing Fee to the date of such termination, any amounts it would have been permitted to receive pursuant to Section 2.07 from the Holding Account or the Collection Account as of the date of such termination.

      Section 7.02 Amendment.

      (a) This Agreement may be amended from time to time by the Issuer and the Servicer without the prior written consent of the Indenture Trustee, or any of the Noteholders, provided that such action shall not adversely affect in any material respect the interests of the Indenture Trustee or any Noteholder and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment does not adversely affect in any material respect the interest of the Noteholders (such Opinion of Counsel may rely as to factual matters on representations of the parties hereto or other persons appropriate therefor).

      (b) Notwithstanding paragraph (a) of this Section 7.02, this Agreement may be amended in accordance with the proviso set forth in the first sentence of
Section 3.14 of the Indenture.

      (c) This Agreement may also be amended from time to time by the Issuer and the Servicer, with the written consent of the Indenture Trustee and the Holders of Notes representing more than 51% of the aggregate Voting Rights of all Classes of Notes voting together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall, without the consent of the Indenture Trustee and each holder of Outstanding Notes, (i) adversely affect in any material respect the amount of, or the timing of, payments received on the related Accounts which are required to be deposited in the Holding Account and the Collection Account; (ii) alter the priorities with which any allocation of funds shall be made under this Agreement; (iii) permit the creation of any lien on the Trust Estate or any portion thereof or deprive any such holder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof; or (iv) modify this Section 7.02 or Section 4.02, 4.03(b), 4.04 or 4.05.

      (d) Promptly after the execution of any amendment, the Servicer shall send to the Indenture Trustee a conformed copy of each such amendment, but the failure to do so will not impair or affect its validity.

      (e) It shall not be necessary for any consent of Noteholders under this
Section 7.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

      (f) Any amendment or modification effected contrary to the provisions of this Section 7.02 shall be void.

      Section 7.03 Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of Florida, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 7.04 Notices.

      All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed in each case as follows: (a) if to the Issuer, at [_______________], (b) if to the Servicer, at 4211 West Boy Scout Boulevard, Tampa, Florida, 33607, Attention: General Counsel, (c) if to the Indenture Trustee, at [_______________] and (d) if to any Noteholder, at the address of such holder as it appears in the Note Register. Any of the persons in subclauses
(a) through (d) above may change its address for notices hereunder by giving notice of such change to the other persons. Any change of address shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the person entitled to receive such notices and demands at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

      Notices required hereunder shall in addition be sent to [_____________________] and to [____________________].

      Section 7.05 Severability of Provisions.

      If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Indenture Trustee or any Noteholders. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

      Section 7.06 Inspection and Audit Rights.

      The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Issuer, during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Accounts, to make copies and extracts therefrom to cause such books to be audited by Accountants selected by the Indenture Trustee or the Issuer, as the case may be, and to discuss its affairs, finances and accounts relating to the Accounts with its officers, employees and Independent Accountants (and by this provision the Servicer hereby authorizes said Independent Accountants to discuss with such representatives such affairs, finances and accounts) all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee or the Issuer of any right under this Section 7.06 shall be borne by the Indenture Trustee or the Issuer, as the case may be, provided that if an audit is made during the continuance of an Event of Default, the expense incident to such audit shall be borne by the Servicer.

      Section 7.07 Binding Effect.

      The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Indenture Trustee, the Noteholders and their successors and assigns.

      Section 7.08 Article and Section Headings.

      The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

      Section 7.09 The Owner Trustee.

      It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [_______________], not individually but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [_______________] but is made and intended for the purpose of binding only the Trust Property, (c) nothing herein contained shall be construed as creating any liability on [_______________], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Servicer and the Indenture Trustee and by any Person claiming by, through or under the Servicer and the Indenture Trustee and (d) under no circumstances shall [_______________] be personally liable for the payment of any indebtedness or expenses of the Indenture Trustee or be liable for the breach or failure of any obligation, representations, warranty or covenant made or undertaken by the Issuer under this Agreement.

      Section 7.10 Distribution of Servicing Procedures and Standards.

      The Servicer agrees to distribute the procedures and standards set forth herein to each of its field offices and to take all reasonable action to instruct its field servicing personnel concerning their duties hereunder as soon as practicable after execution hereof.

      Section 7.11 Property Address.

      Within nine months from the Closing Date the Servicer shall provide the Indenture Trustee a magnetic tape showing, for each Account, the Account number, property address and customer name.

      Section 7.12 Power of Attorney.

      The Issuer is authorized from time to time to deliver one or more powers of attorney to the Servicer or Sub-Servicer that authorize the Servicer and/or Sub-Servicer, as applicable, to act on behalf of the Issuer as contemplated by this Agreement and any Sub-Servicing Agreement. The Issuer shall upon request of any Successor Servicer deliver one or more powers of attorney to the Successor Servicer or its designated agent for purposes contemplated by this Agreement.

      Section 7.13 Rights Upon Discharge of Indenture.

      Upon the payment in full of the Notes, the satisfaction and discharge of the Indenture, the Owner Trustee will succeed to all rights of the Indenture Trustee hereunder and the Owners (as such term is defined in the Trust Agreement) will succeed to all rights of the Noteholders hereunder.

      Section 7.14 Non-Petition.

      The Servicer hereby agrees not to cause or permit any affiliate to petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequester or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      IN WITNESS WHEREOF, the Owner Trustee on behalf of the Issuer, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunder duly authorized as of the day and year first above written.

                                    ISSUER:

                                    MID-STATE TRUST [__]

                                    By:   [_______________], not in its
                                          individual capacity, but solely as
                                          Owner Trustee of Mid-State
                                          Trust [__]

                                          By:__________________________________
                                             Name:
                                             Title:

                                    SERVICER:

                                    MID-STATE HOMES, INC.

                                    By:____________________________________
                                       Name:
                                       Title:

                                    [______________________]
                                      as Indenture Trustee

                                    By:____________________________________
                                       Name:
                                       Title:

                                   EXHIBIT A

                              MID-STATE TRUST [__]

                             SERVICER'S CERTIFICATE

      _______________ and ________________ hereby certify that they are officers of Mid-State Homes, Inc. (the "Servicer") holding their respective offices set forth beneath their signatures and that they are duly authorized to execute this Servicer's Certificate on behalf of the Servicer and further certify that with respect to the preceding Collection Period (________ to ________):

      (i) the aggregate Principal Balance of all Accounts as of the first day of the month of the preceding Collection Period is $______;

      (ii) the total number of Accounts outstanding as of the end of the preceding Collection Period is _____ and the aggregate funds collected on the Accounts with respect to the preceding Collection Period is $________;

      (iii) _________ Additional Accounts were added during the preceding Collection Period and have an aggregate Principal Balance as of the end of the preceding Collection Period of $__________;

      (iv) (a) the aggregate amount of the Servicing Fee included in (i) above is $________ based on the ________ Accounts outstanding that have a Principal Balance of more than zero as of the beginning of the preceding Collection Period and the cumulative amount for the related Collection Period is $________;

            (b) the aggregate amount of reimbursement for advances for taxes and insurance premiums and other advances included in (i) above is $_________;

            (c) the aggregate amount of late payment charges, prepayment penalties and assumption fees with respect to the Accounts is $_________;

            (d) the aggregate amount previously deposited in the Holding Account in respect of payments by Obligors on Accounts made by checks subsequently returned for insufficient funds or other reason for non-payment is $_________;

      (v) the amount in (i) for the preceding Collection Period minus the total of amounts in (ii) for the preceding Collection Period is $___________;

      (vi) (a) the aggregate amount withdrawn from the Holding Account as reimbursement to the Servicer for expenses for the restoration of Mortgaged Property damaged by an Uninsured Cause and as reimbursement for usual and customary Liquidation Expenses is $______________, [A schedule of the Account numbers for the related Account shall be attached];

            (b) the aggregate amount withdrawn from the Holding Account as reimbursement for Insured Expenses with respect to the Accounts is $________, [A schedule of the Mortgage Asset Numbers for the related Accounts, shall be attached]; and

            (c) the aggregate amount withdrawn from the Holding Account with respect to the Accounts that is not part of the Trust Estate is $_______;

      (vii) the amount in (iv) minus the total of the amounts in (v) is $________;

            (a) the portion of such amount that represents Net Insurance Proceeds that do not constitute a Full Prepayment with respect to any Account is $________;

            (b) the portion of such amount that represents Net Liquidation Proceeds with respect to Accounts is $___________;

            (c) the portion of such amount that represents Full Prepayments on the Accounts is $_________;

      (viii) with respect to each Account that was the subject of a Full
Prepayment:

         Mortgage Asset Number               Full Prepayment Amount
         ---------------------               ----------------------


      (ix) the amount of Cumulative Prepayments on the Accounts is $______;

      (x) the cumulative amount of Realized Losses on the Accounts is $______________;

            (a) the cumulative Principal Balance of all Accounts which have been repossessed equals $_______; and

            (b) if applicable, the Principal Balance of those Accounts which are delinquent over 120 days equals $_________; and

            (c) the amount of cumulative Net Liquidation Proceeds on the Accounts is $_______________;

      (xi) the Principal Balance of all Accounts with respect to which there is a material breach of any representation or warranty made in Section 3.11 of the Indenture or in the related Addition Transfer Agreement or as to which there is a material defect in the related Mortgage Asset Documents in accordance with
Section 3.12(b) of the Indenture is $________;

      (xii) the amount that represents the cumulative amount since the Cut-Off Date of the cash component of aggregate Net Liquidation Proceeds on the Accounts equals $________;

      (xiii) with respect to delinquent Accounts:

                                                   Aggregate
      Period of               Number of            Principal
     Delinquency               Accounts           Balance ($)
----------------------    -------------------    ---------------
      0-30 days
     31-60 days
     61-90 days
     91 or more days
                          -------------------    ---------------
           Total

      The percentage of Accounts (by Principal Balance) that are 60 days or more delinquent (including Accounts in foreclosure and the balance of "real estate owned" (by Principal Balance) for the immediately preceding three months is set forth on Schedule __ hereto;

      (xiv) with respect to property acquired in respect of an Account:

                                                   Aggregate
   Period of Time             Number of            Principal
as Real Estate Owned           Accounts           Balance ($)
----------------------    -------------------    ---------------
     0-3 months
     4-6 months
     7-9 months
    10-12 months
   Over 12 months
                          -------------------    ---------------
           Total

      (xv) delivered herewith, if previously requested, is a copy of a magnetic tape file containing the Schedule of Mortgage Assets information and current mailing address information for each Account and showing the paid-through status of each Account;

      (xvi) a list of Accounts which became the subject of an Assumption Agreement;

      (xvii) with respect to the Servicing Account for the related Collection
Period:

            Beginning Balance           $

            Deposits

            Disbursements
                                           ------------------------
            Ending Balance              $
                                           ========================

      (xviii) with respect to each Account that was the subject of a
Repossession:

           Mortgage Asset Number        Principal Balance
           ---------------------        -----------------


      (xix) with respect to each Account that was the subject of a Resale:

           Mortgage Asset Number        Principal Balance
           ---------------------        -----------------


      (xx) the aggregate number and aggregate Principal Balance of all Accounts that were set-up (i.e., rewritten) during the Collection Period was $________ and $________, respectively;

      (xxi) the aggregate number and aggregate Principal Balance of all Accounts that were set-up (i.e., rewritten) during the Collection Period and the prior eleven (11) Collection Periods was _________ and $________, respectively; and

      (xxii) the number and aggregate Principal Balances of all Accounts 30, 60 and 90 or more days past due and in repossession, foreclosure or bankruptcy are as follows: ______________.

      The undersigned hereby certify that all amounts received from the Holding Account during the preceding Collection Period are authorized withdrawals pursuant to Section 2.07(c) or 2.11 of the Servicing Agreement.

                                    Mid-State Homes, Inc.

                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________

                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________

                                   EXHIBIT B

                             Mid-State Homes, Inc.
               Post Office Box 31601 o Tampa, Florida 33631-3601
                 4211 W. Boy Scout Blvd. o Tampa, Florida 33607


[_______], 20

Servicing Procedures
Mid-State Homes, Inc.


      Reference is made to the Servicing Agreement (the "Servicing Agreement") dated [___________], 20 , among the undersigned (the "Servicer"), Mid-State Trust [__], a statutory trust established under the laws of the State of Delaware (the "Trust") and [________________] (the "Indenture Trustee") entered into in connection with the issuance and sale by the Trust of its $[___________] [____]% Class A Asset-Backed Notes, $[____________] [____]% Class M-1
Asset-Backed Notes, $[_________] [____]% Class M-2 Asset-Backed Notes and $[____________] [____]% Class B Asset-Backed Notes (the "Notes") pursuant to the indenture dated [______], 20 (the "Indenture") between the Trust and the Indenture Trustee.

      Set forth below is a description of the servicing standards historically employed by the Servicer referred to in Section 2.1 of the Servicing Agreement.

I. COLLECTION PROCEDURES

      The following procedures are those generally followed by the Servicer as of [________], 20 in the collection, through its subservicing agent, [______________] ("[___]"), of past-due Accounts. However, it should be noted that since supervisory personnel and management exercise substantial discretionary judgment in the collection effort, the procedures followed in the collection of any particular past-due Account may deviate from those described below.

      A. Accounts

      A list of delinquent Accounts is produced daily. Each delinquent Account is assigned to one of the two following categories:

      1. "Field Accounts": Accounts in respect of which the Obligor will, if a payment is not made during the course of the then current month, be in arrears by at least two installment payments. Field Account Obligors may also owe amounts advanced by the Servicer in respect of insurance premiums, real property taxes or other amounts.

      2. "Off-Code Accounts": Accounts in respect of which the Obligor either is current on installment payments or, in the event that a payment is not made during the course of the then-current month, will be in arrears with respect to only one installment payment at the end of such month, and is indebted to the Servicer for amounts advanced by the Servicer in respect of insurance premiums, real property taxes or other amounts.

      B. Field Offices

      Field Accounts and Off-Code Accounts are serviced from [___]'s Field Offices. [___] has approximately [___] such Field Offices serving [__] different states, with mortgage servicing field personnel in approximately [__] offices. Each Field Representative services an average of approximately [___] Accounts per month. Each Field Representative is furnished daily with the report of delinquent Field Accounts and Off-Code Accounts respecting properties within his service area, and a copy of such list for each Field Office within a division is made available to the Divisional Vice Presidents and Assistant Divisional Supervisors.

      Upon receipt of such list, each Field Representative seeks to make contact with each delinquent Obligor either by telephone or in person, in order to make payment arrangements with such Obligors. Field Representatives and their respective Assistant Divisional Supervisors communicate not less frequently than every other day to review Field Accounts and to discuss progress and problems in such Field Representative's collection efforts. All collection efforts of the Field Representatives (whether by phone or in person) are documented directly on the collection activity database.

      At least weekly, the Assistant Divisional Supervisor reviews orally with the respective Divisional Vice President the results of the field collection efforts for the previous week. Additionally, Assistant Divisional Supervisors request, upon the recommendation of the Field Representative, that the account be foreclosed or repossessed, request a deed in lieu of foreclosure or refrain from foreclosing or repossessing an account which is two or more installments in arrears. The final decision is made by the Divisional Vice President.

      In the event an Obligor fails to adhere to the payment schedule arranged with the Field Representative, the Field Representative will re-contact such Obligor, usually by means of a visit to the Obligor's home. The Field Representatives spend a significant portion of their time on the road making face-to-face contact with delinquent Obligors. Not only does such visit seek to impress upon the Obligor the urgency of coming to some successful arrangement, but also affords the Field Representative the opportunity to make a cursory inspection of the condition of the house and property, so that repair plans can be made should reacquisition become necessary. The highest priority of visitation is placed on the delinquent accounts with the largest balance.

      In many circumstances, a satisfactory payment schedule can be arranged with the Obligor (see below "WORK-OUT POLICIES"). However, if it is felt that the chances of arranging a successful repayment program satisfactory to the Servicer are not good, after a final attempt by either one or both of the Divisional Vice President or Assistant Divisional Supervisor, the Field Account Obligor will either be requested to sign a deed in lieu of foreclosure or will be advised that his Account has been or will be referred to an attorney for the commencement of foreclosure proceedings (see below "FORECLOSURE POLICIES").

      Field Representatives frequently receive monthly payments and other repayments of outstanding advances directly from the Obligors. The Field Representatives give the Obligor a receipt for such payment and mail the payment to the lock box or to Tampa, if manual processing is required, as soon as practicable. When the receipt book is used up it is forwarded to the Divisional Office for review. Each day the Field Representatives take all collections made or which have otherwise been received and mail such payments to the lock box or Tampa headquarters.

      C. Collection of Off-Code Accounts

      Five Collection Managers and one Supervisor, all located at a central office in Fort Worth, Texas, are also responsible for the collection of Off-Code Accounts. Collection efforts begin immediately upon receipt of the daily delinquency report and are confined to contacting Obligors by telephone, by mail or by assignment to a Field Representative. Since the majority of Obligors with respect to Accounts in this category have built up substantial equity in the relevant properties, it is the experience of the Servicer that such Obligors can be persuaded to bring their Account balance current with relative ease. Therefore, the bulk of the collection effort expended by such Collection Managers is directed toward collecting amounts advanced by the Servicer on such Obligor's behalf in respect of insurance premiums and real property taxes. All Obligor contacts in the collection effort are documented directly on the collection activity database. Account Obligors incapable of paying all such amounts upon demand are permitted to pay in installments pursuant to a repayment schedule satisfactory to the Servicer.

      Central office Collection Managers review the collection status of all their accounts with the Supervisor at least every other day. When, in his judgment, the Collection Manager deems it appropriate, he will refer an Off-Code Account to the field for collection efforts by a Field Representative.

II. WORK-OUT POLICIES

      As a general rule, the Servicer will not permit an Account to remain two installment payments in arrears. Whether or not the Obligor will be allowed to arrange a repayment schedule rather than be required either to bring the Account current or see foreclosure proceedings brought will depend upon the Servicer's estimate of the likelihood of a successful work-out being accomplished. Naturally, such an estimate is subjective to a certain degree.

      The factors considered in arriving at a decision whether or not to enter into an arrangement with an Obligor include whether or not the Obligor has a record of making previous payments in a timely fashion, the nature of the reason for failure to remain current on mortgage payments, the likelihood of such reason being cured or removed in the near future and the difficulty, if any, anticipated in prosecuting an action for foreclosure.

      Generally, an acceptable work-out schedule of payments will require the Obligor to pay either two installment payments, or a payment and a half, in the immediately following month or months. On rare occasions, if an Obligor has a good past payment record and experiences difficulty in making payment, which difficulty, in the judgment of the relevant Representatives and Supervisors, is likely to be cured or removed, the Account may be deemed current and the delinquent payments added to the end of the original outstanding balance of such Account. All accounts that are "deemed to be current" through this process must have been approved by senior management at the central office in Tampa, Florida.

      A successful work-out should result in a current Account within the space of two or three months following agreement upon a repayment schedule.

III. FORECLOSURE POLICIES

      A. Generally

      Accounts in respect of which foreclosure proceedings are to be commenced are referred for foreclosure to [___]. The actual foreclosure process consists of [___] delivering the necessary Mortgage Asset Documents to attorneys in the state in which the mortgaged property is located with direction to foreclose on the Account as quickly as possible. [___] also has staff in Tampa, Florida to oversee the foreclosure activities of all local counsel.

      In any case in which an Obligor has agreed to surrender the mortgaged property by deed in lieu of foreclosure, [___] performs a search of the records on file in the applicable county to determine whether the property is subject to tax or other liens. If there are liens on record, other than tax liens, [___] refuses the deed in lieu of foreclosure and, if necessary, initiates foreclosure to acquire the property free of such liens.

      Accounts recommended for foreclosure are notified that [___] intends to initiate foreclosure or repossession if payment is not made in 30 days. Provided that [___] is the successful bidder at the resulting judicial sale, the relevant [___] Field Representative will be responsible for reselling the repossessed property. The average period elapsed between repossession of a property and its resale is approximately 45 days.

      B. Maintenance and Repair of Repossessed Homes

      Immediately upon becoming aware that a property has been abandoned or vacated or following repossession of a property, the Field Representative will arrange for basic clean-up of the yard and interior of the house as necessary. Periodic inspections of the property are made during the period between repossession and resale to ensure that the property does not deteriorate significantly.

      The Field Representative will recommend needed repairs to the Assistant Divisional Supervisor. Generally speaking, repairs necessary to prevent any structural deterioration will be made forthwith. Depending upon the magnitude of interior repairs, such repairs may either be made at once or they may be made a part of the negotiation of the price and terms of the resale contract. Likewise, in the case of a house which was both sold and repossessed in an unfinished state, as a general rule no work will be done on the interior to bring it to a higher state of completion except as part of a firm contract of resale.

      [___] generally does not maintain a Hazard Insurance Policy on each Acquired Property; however, it does pay all property taxes, assessments and utility bills for such properties and arranges for utilities to be connected or disconnected, as appropriate, and for the properties to be protected in winter months to avoid damage to plumbing.

      C. Resale

      During the repossession and/or foreclosure process, the Field Representative resale efforts are commenced. After title to the house is taken, the Field Representative's resale effort may take the form of canvassing the neighborhood, leaving information and pictures at corner stores and factories or advertising in local newspapers.

      1. Resale Price

      Several points of reference are used in arriving at a resale price for a repossessed home. First, the Servicer will provide a baseline number that represents its cash cost. This figure provides a baseline price below which the property generally will not be sold. Sales for a price below such baseline price require the permission of the Divisional Vice President. Second, the Field Representative makes reference to the current price for a similar new home. Finally, the Field Representative refers to the market price prevailing for comparable homes in the area, discounting, if necessary, for the work left to be done to bring the house to completion.

      If the proposed sale price is less than a specified deviation below the baseline price, the property must be seen by the Assistant Divisional Supervisor or Divisional Vice President supervising the area in which the property is located. The Divisional Vice President must explain any shortfalls to an officer in the central office in Tampa, Florida, who will attach the statement to the sale package.

      2. Resale Credit Policies

      Prospective purchasers at resale are subject to the same credit review procedures as purchasers of new homes. In lieu of the pledge of real property received from new home buyers, a certain amount of equity in the property is provided in a resale by requiring the purchaser at resale to make a down payment of between a minimum of $750 and up to 10% of the selling price, depending upon the credit profile of such purchaser.

                                          MID-STATE HOMES, INC.

                                          By:____________________________
                                          Name:
                                          Title:

                               SERVICING AGREEMENT

                                Dated [_____], 20

                                      among

                              MID-STATE TRUST [__]

                                     Issuer

                                       and

                            WALTER MORTGAGE COMPANY,

                                    Servicer

                                       and

                           [________________________]
                                Indenture Trustee

         Relating to the Mortgage Loans Pledged to [__________________],
              as Indenture Trustee, as Collateral for the Issuer's
        $[___________] [___]% Asset-Backed Notes, Class A $[___________]
           [___]% Asset-Backed Notes, Class M-1 $[___________] [___]%
                          Asset-Backed Notes, Class M-2
       $[___________] [___]% Asset-Backed Notes, Class B in the Aggregate
                            Initial Principal Amount
                         of $[__________] (Approximate)

                                Table of Contents

                                                                            Page

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01  Defined Terms..................................................1
Section 1.02  Terms Defined in the Indenture.................................3

                                   ARTICLE TWO

                ADMINISTRATION AND SERVICING OF Mortgage Loans

Section 2.01  The Servicer to Act as Servicer................................3
Section 2.02  Sub-Servicing Agreements Between Servicer and
               Sub-Servicer..................................................6
Section 2.03  Successor Sub-Servicers........................................7
Section 2.04  Liability of the Servicer......................................7
Section 2.05  No Contractual Relationship Between Sub-Servicer and
               Indenture Trustee or Issuer...................................7
Section 2.06  Assumption of Sub-Servicing Agreement by Successor
               Servicer......................................................8
Section 2.07  Collection of Mortgage Loan Payments; Holding Account..........8
Section 2.08  Collection Account; Servicing Account.........................10
Section 2.09  Records and Servicing Account Moneys..........................11
Section 2.10  Assumption Agreements.........................................12
Section 2.11  Permitted Withdrawals from the Collection Account.............13
Section 2.12  Advances for Delinquent Taxes.................................13
Section 2.13  Maintenance of Insurance; Collection Thereunder...............13
Section 2.14  Realization upon Defaulted Mortgage Loans.....................14
Section 2.15  Release of Mortgage Loans.....................................15
Section 2.16  Servicing Compensation........................................16
Section 2.17  Establishment of Escrow Accounts; Deposits in Escrow
               Accounts.....................................................16
Section 2.18  Permitted Withdrawals From Escrow Account.....................16

                                  ARTICLE THREE

                         STATEMENTS, REPORTS AND NOTICES

Section 3.01  Reporting by the Servicer.....................................17
Section 3.02  Annual Certificate; Mortgage Loan Statement...................17
Section 3.03  Annual Accountants' Reports...................................18
Section 3.04  Notices.......................................................18

                                  ARTICLE FOUR

                                  THE SERVICER

Section 4.01  Representations and Warranties of the Servicer................18
Section 4.02  Merger or Consolidation of the Servicer.......................19
Section 4.03  Performance of Obligations....................................20
Section 4.04  Servicer Not to Resign........................................20
Section 4.05  Fidelity Bond.................................................20

                                  ARTICLE FIVE

                                     DEFAULT

Section 5.01  Events of Default.............................................21
Section 5.02  No Effect on Other Parties....................................22
Section 5.03  Rights Cumulative.............................................22

                                  ARTICLE SIX

                                   [RESERVED]

                                 ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

Section 7.01  Termination...................................................23
Section 7.02  Amendment.....................................................23
Section 7.03  Governing Law.................................................24
Section 7.04  Notices.......................................................24
Section 7.05  Severability of Provisions....................................25
Section 7.06  Inspection and Audit Rights...................................25
Section 7.07  Binding Effect................................................25
Section 7.08  Article and Section Headings..................................25
Section 7.09  The Owner Trustee.............................................25
Section 7.10  Distribution of Servicing Procedures and Standards............26
Section 7.11  Property Address..............................................26
Section 7.12  Power of Attorney.............................................26
Section 7.13  Rights Upon Discharge of Indenture............................26
Section 7.14  Non-Petition..................................................26

                                    EXHIBITS


EXHIBIT A   Mid-State Trust [__] Servicer's Certificate
Exhibit B   Historical Servicing Standards

            THIS SERVICING AGREEMENT is dated [________], 20__, among Mid-State Trust [__], a Delaware statutory trust (such trust being herein called, the "Issuer"), Walter Mortgage Company, a Delaware corporation (herein, together with its successors and assigns, called the "Servicer") and [_______________], as Indenture Trustee under the Indenture referred to below.

                             PRELIMINARY STATEMENT

            The Issuer is a statutory trust created by a trust agreement dated [______], 20__ (as amended, restated, supplemented or otherwise modified from time to time, the "Trust Agreement"), between [_______________] (in its capacity as Trustee thereunder, the "Owner Trustee") and Mid-State Capital Corporation, as Grantor. The Issuer will act at all times through the Owner Trustee. The Issuer has entered into an indenture (the "Indenture"), dated as of the date of this Agreement, with [_____________________], as Indenture Trustee (the "Indenture Trustee"), pursuant to which the Issuer intends to issue its $[__________] [____]% Asset-Backed Notes, Class A, $[__________] [____]%
Asset-Backed Notes, Class M-1, $[__________] [___]% Asset-Backed Notes, Class M-2, and $[___________] [___]% Asset-Backed Notes, Class B (the "Notes"). Pursuant to the Indenture, as security for the Notes, the Issuer is Granting to the Indenture Trustee a security interest in, among other things, certain Mortgage Assets, its rights under this Agreement, the Mid-State Servicing Agreement, the Collection Account, the Holding Account and the Hazard Insurance Policies (as such terms are hereinafter defined).

            The parties desire to enter into this Agreement to provide, among other things, for the servicing of the Mortgage Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Notes, the Issuer is Granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Mortgage Loans shall also be for the benefit and security of the Indenture Trustee and Holders of the Notes. For its services hereunder, the Servicer will receive a Servicing Fee with respect to each Mortgage Loan serviced hereunder as provided herein.

                                  ARTICLE ONE

                                  DEFINITIONS

            Section 1.01 Defined Terms.

            Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

            "Acquired Property": Property acquired by the Issuer by foreclosure, deed in lieu of foreclosure, or otherwise in respect of a defaulted Mortgage Loan.

            "Agreement": This Servicing Agreement as originally executed and as amended or supplemented from time to time in accordance with the terms hereof and of the Indenture.

            "Bankruptcy Code":  Title 11 of the United States Code.

            "Collection Period": With respect to any Payment Date, the one-month period ending on the close of business on the last day of the month preceding the month in which the related Payment Date occurs.

            "Custodian": As defined in the Holding Account Agreement, dated [____________], 20__, among the Servicer, Mid-State Homes, Inc. and [____________________], as Indenture Trustee.

            "Default": Any occurrence or circumstance that, with notice or lapse of time or both, would be an Event of Default.

            "Escrow Account": The account or accounts created and maintained pursuant to Section 2.17.

            "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Obligor pursuant to any Mortgage Loan.

            "Event of Default": Any of the occurrences or circumstances enumerated in Section 5.01.

            "Holding Account": A custodial account established by the Servicer and Mid-State Homes, Inc. pursuant to the Holding Account Agreement, dated [______], 20__, in the name of [_______________], as Custodian for
[______________], as Indenture Trustee under the Indenture, Mid-State Homes, Inc. and the Servicer, maintained at a depository institution (i) the deposits in which are fully insured by the Federal Deposit Insurance Corporation through either the Bank Insurance Fund or the Savings Association Insurance Fund and
(ii) the commercial paper or other short term obligations of which (or, in the case of a depository institution which is the principal subsidiary of a holding company the commercial paper or other short-term debt obligations of such holding company) have a credit rating of at least "[__]" and "[__]" from [_____] and [______], respectively.

            "Homes":  Jim Walter Homes, Inc., a Florida corporation.

            "Indenture": The Indenture, dated [_________], 20__, between the Issuer and [_______________________], as Indenture Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms.

            "Mid-State Servicing Agreement": The servicing agreement among Mid-State Homes, Inc., Mid-State Trust [__] and [____________], dated [____________], 20__, as amended or supplemented from time to time in accordance with the terms thereof and of the Indenture, providing for the servicing of the Accounts.

            "Monthly Cut-Off Date": The last day of any Collection Period.

            "Realized Loss": With respect to a Mortgage Loan that is liquidated, the amount by which the sum of the remaining unpaid Principal Balance of the Mortgage Loan and the related Liquidation Expenses exceed the amount of Liquidation Proceeds applied to the Principal Balance of the related Mortgage Loan. With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or a reduction in the Principal Balance thereof resulting from a modification by the Servicer.

            "Remittance   Date":   The  first   Business   Day  of  each  week
(beginning [________], 20__) following the end of each Collection Period.

            "Reporting Date": With respect to any Collection Period, the 10th day of the month following such Collection Period or if such day is not a Business Day the next preceding Business Day.

            "Servicer Termination":  As defined in Section 5.01.

            "Servicing Account":  As defined in Section 2.08(b).

            "Servicing Fee":  As defined in the Indenture.

            "Sub-Servicer":  As defined in Section 2.02.

            "Sub-Servicing Agreement": An agreement between the Servicer and a Sub-Servicer as described in Section 2.02.

            "Successor Servicer":  As defined in the Indenture.

            "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the property cannot be completely restored out of the proceeds of the Hazard Insurance Policies required to be maintained pursuant to
Section 2.13.

            Section 1.02 Terms Defined in the Indenture.

            For purposes of this Agreement, all capitalized terms used herein that are defined in the Indenture (other than terms defined in Section 1.01 of this Agreement) shall have the respective meanings assigned to such terms in the Indenture.

                                  ARTICLE TWO

                 ADMINISTRATION AND SERVICING OF Mortgage Loans

            Section 2.01 The Servicer to Act as Servicer.

            The Servicer shall service and administer the Mortgage Loans, in accordance with the express terms of this Agreement, applicable state and federal law, and with the standards and procedures employed by a prudent servicer with respect to the servicing of similar accounts held in its own portfolio and in accordance with the Servicer's historical servicing standards set forth on Exhibit B, and the Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable and, subject to the foregoing and the provisions of the Indenture to execute and deliver in the Servicer's own name, on behalf of the Issuer, any and all deeds, sale contracts, instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, however, any Successor Servicer shall not be bound by the Servicer's historical servicing standards.

            Notwithstanding the preceding paragraph, the Servicer shall at all times follow the procedures set forth below:

            1. The Servicer shall use its reasonable best efforts to contact, either by telephone, mail, in person, or in such other manner as the Servicer deems appropriate under the circumstances, each Obligor on any Mortgage Loan that is delinquent 30 days or more in any payments called for under the terms and provisions of the Mortgage Loans (including outstanding advances for taxes, insurance and other amounts) as of the most recent Monthly Cut-Off Date, in order to ascertain the reason for the delinquency and the likelihood that the Mortgage Loan will become current. Thereafter, the Servicer shall diligently pursue collection efforts in order to bring the Mortgage Loan current with respect to all outstanding amounts (including outstanding taxes, insurance and other amounts) unless the Servicer in its good faith judgment believes it is most appropriate, under the circumstances, and not as a general matter, not to pursue the outstanding amounts for taxes, insurance and other amounts.

            2. The Servicer shall use its reasonable best efforts to physically inspect or visit the Mortgaged Property securing any Mortgage Loan that is 60 or more days delinquent as of the most recent Monthly Cut-Off Date, unless the Servicer otherwise determines to its reasonable satisfaction that the value of the Mortgaged Property securing such Mortgage Loan has not been materially impaired and that such property has not been abandoned.

            3. The Servicer shall use its reasonable best efforts to diligently pursue, foreclose upon, sell the underlying note, or otherwise comparably convert the ownership of properties securing a Mortgage Loan that continues in default (including default in payment of taxes and insurance) for more than 90 days, unless the Servicer, in its best judgment, believes that the Mortgage Loan can be returned to current status within a reasonable period of time or, solely with respect to defaults due solely to default in payment of taxes and insurance and other amounts, unless the Servicer in its good faith judgment believes it is most appropriate, under the circumstances, and not as a general matter, not to pursue the outstanding amounts for taxes, insurance and other amounts.

            4. With respect to Mortgaged Properties that are known by the Servicer to be abandoned or in foreclosure, or properties with respect to which title has been acquired, the

Servicer shall take such action as it deems necessary in its good faith judgment and not in violation of law to protect such property from vandalism or damage by the elements.

            5. The deed to any Acquired Property delivered as a result of any foreclosure or similar proceeding or deed in lieu thereof shall name the Issuer as grantee unless the Servicer deems it necessary to foreclose or otherwise comparably convert title to any Mortgaged Property in the name of a party other than the Issuer. In that event, the Servicer may designate such a party to hold title to the Acquired Property. The party designated to hold such title shall sign a written acknowledgment that it is holding title on behalf of the Issuer and any such acknowledgment shall be delivered to the Indenture Trustee together with the deed to such Acquired Property.

            6. Upon acquisition of an Acquired Property by the Issuer, the Servicer shall prepare a Trust Mortgage in form appropriate to the state in which such Acquired Property is located and furnish such Trust Mortgage to the Indenture Trustee within two Business Days of acquiring a deed in respect of such Acquired Property for execution by the Issuer and recordation in accordance with the terms of the Indenture. The Servicer or Sub-Servicer in order to facilitate the sale of the Acquired Property, at its option, may execute and record as agent and attorney in fact for the Issuer a deed granting to the Servicer or Sub-Servicer a ten percent interest in the Acquired Property as a tenant in common, which interest shall be subject to the Trust Mortgage. As consideration for that interest, the Servicer or Sub-Servicer shall convey and hereby agrees to convey to the Issuer all of its share of the proceeds of disposition of any such Acquired Property (including any interest in any new Mortgage Loan with respect to such Acquired Property). No other consideration shall be payable by the Servicer or Sub-Servicer to the Issuer for that interest.

            If an Acquired Property is resold in exchange for a new Mortgage Loan within two Business Days of acquisition of such Acquired Property, the mortgage or deed of trust executed by the Issuer need not be executed and delivered to the Indenture Trustee, provided the Mortgage Asset Documents for such new Mortgage Loan and all assignments and endorsements with respect to such new Mortgage Loan required by the Indenture are delivered to the Indenture Trustee within five Business Days of acquisition.

            7. Upon the acquisition of an Acquired Property, the Servicer shall
(i) deliver the deed or certificate of sale to the Indenture Trustee, (ii) advance all taxes and standard hazard insurance premiums relating to the Acquired Property, (iii) process any claims for redemption and otherwise comply with any redemption procedures required by law, (iv) use its reasonable best efforts to promptly sell or otherwise dispose of such Acquired Property at a price which in its best judgment represents reasonable value and remit the proceeds to the Indenture Trustee, and (v) if, in order to sell the property at what it reasonably determines to be the best price available, the Servicer deems it reasonably necessary for the Issuer to provide mortgage financing to the prospective buyer, the Servicer shall undertake, as agent for the Issuer, to apply substantially the same underwriting standards as the Servicer applies to similar transactions originated by it for its own account provided however that the Maturity Date of any such Mortgage Loan shall not exceed [________].

            8. If the Servicer deems it reasonably necessary to convey an Acquired Property in exchange for a new Mortgage Loan, such new Mortgage Loan may be originated on documents naming the Servicer or Sub-Servicer as payee; provided, however, that the Maturity Date of any such new Mortgage Loan shall not exceed [________]. The Sub-Servicer's or Servicer's rights under any such documents shall be subject to its obligation to convey proceeds of the disposition of Acquired Property.

            In connection with the sale of an Acquired Property, any contract of sale or deed shall be executed by the Servicer or Sub-Servicer in its individual capacity and as agent and attorney in fact for the Issuer. The Servicer shall request release of the Trust Mortgage by the Indenture Trustee. Immediately upon consummation of the sale, the Servicer or Sub-Servicer shall assign all of its right, title and interest in the new Mortgage Loan to the Issuer and the Issuer shall assign all of its right, title and interest in the new Mortgage Loan to the Indenture Trustee. The Servicer shall record the release, the deed, the Mortgage, the assignment of the Servicer's or Sub-Servicer's interest to the Issuer and an assignment of the Mortgage by the Issuer to the Indenture Trustee immediately.

            9. The Servicer shall segregate and hold all funds collected and received in connection with the rental or sale of any Acquired Property separate and apart from its own funds and general assets and shall deposit such moneys in the Holding Account in accordance with Section 2.07(b).

            10. Except as expressly permitted by Section 2.10 or as otherwise provided in Exhibit B, the Servicer shall not alter, change or modify, or permit the alteration, change or modification of, any Mortgage Loan without the prior consent of the Indenture Trustee; provided, however, that the Servicer may charge-off or write-off Mortgage Loans when the Servicer determines in its best judgment that it is prudent to do so and that the costs and expenses of continued servicing of such Mortgage Loans (including foreclosure proceedings) exceeds the expected revenues therefrom, and such determination is evidenced by a certification signed by a duly authorized officer of the Servicer setting forth such conclusions and the basis therefor.

            Promptly after the execution and delivery of this Agreement, the Servicer shall deliver to the Issuer and the Indenture Trustee a list of officers of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, which list shall from time to time be updated by the Servicer after each change in servicing officers.

            At all times while the Servicer is servicing the Mortgage Loans pursuant to this Agreement, the Servicer shall employ field servicing personnel for each state in which Mortgaged Properties are located who are assigned to service the related outstanding Mortgage Loans of that state; provided, however, that if the Servicer does not employ field servicing personnel in any such state or does not employ sufficient field servicing personnel in any such state to service the related outstanding Mortgage Loans of that state in accordance with the terms and provisions of this Agreement, the Servicer shall enter into one or more Sub-Servicing Agreements as described in Section 2.02 with a Sub-Servicer that employs field servicing personnel or agents for that state providing for the servicing of the effected outstanding Mortgage Loans of that state.

            Section 2.02 Sub-Servicing Agreements Between Servicer and Sub-Servicer.

            The Servicer may enter into sub-servicing agreements (each, a "Sub-Servicing Agreement") with sub-servicers (each, a "Sub-Servicer") which may include affiliates of the Servicer, for the servicing and administration of any or all of the Mortgage Loans. In the event that any such Sub-Servicing Agreement exists, the Sub-Servicer will represent and warrant that it is duly organized and existing under the applicable laws of the United States or any state and is duly qualified and licensed to do business in each state in which the Mortgaged Property relating to a Mortgage Loan to be serviced under such Sub-Servicing Agreement is located. Any such Sub-Servicing Agreement entered into by the Successor Servicer shall not be less favorable to the Issuer in its reasonable judgment. For purposes of this Agreement (except as otherwise provided herein), the Servicer shall be deemed to have received payments on Mortgage Loans referred to in Sections 2.07 and 2.15 when the Sub-Servicer has received such payments. The Servicer and any Sub-Servicer may enter into amendments of a Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Agreement. Copies of all amendments shall promptly be sent as provided in Section 7.04 hereof to the Indenture Trustee.

            Section 2.03 Successor Sub-Servicers.

            The Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist from time to time in accordance with the terms and conditions of such Sub-Servicing Agreement and, except as hereinafter provided in this Section 2.03, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Sub-Servicing Agreement by the Servicer or the Sub-Servicer the Servicer shall either act as primary servicer of the related Mortgage Loans or enter into a Sub-Servicing Agreement in accordance with the provisions of Section 2.02 with a successor Sub-Servicer.

            Section 2.04 Liability of the Servicer.

            Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain primarily obligated and liable to the Issuer and the Indenture Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreement or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            Section 2.05 No Contractual Relationship Between Sub-Servicer and Indenture Trustee or Issuer.

            Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone and the Sub-Servicer shall have no claim against the Indenture Trustee or the Issuer except to the extent set forth in Section 2.06 arising from any Sub-Servicing Agreement; provided, however, that the Indenture Trustee and the Issuer may upon the happening of a default thereunder enforce the Servicer's rights under any Sub-Servicing Agreement as third party beneficiaries thereof.

            Section 2.06 Assumption of Sub-Servicing Agreement by Successor Servicer.

            In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default or Trigger Event), the Successor Servicer may, at its election, assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that may have been entered into. The Indenture provides that the Successor Servicer may, at its election, assume all of the Servicer's interest therein and replace the Servicer as a party to the Sub-Servicing Agreement to the same extent as if the Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligation under the Sub-Servicing Agreement.

            The Servicer shall, upon request of the Indenture Trustee or the Successor Servicer but at the expense of the Servicer, deliver to the Successor Servicer all documents and records pursuant to Section 2.09 relating to the Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

            Section 2.07 Collection of Mortgage Loan Payments; Holding Account.

            (a) In accordance with the servicing standards set forth in Section 2.01, the Servicer shall use its reasonable best efforts to cause each Obligor to make all payments in respect of his or her Mortgage Loan to the Servicer and to collect all payments (including amounts for taxes and insurance and other Escrow Payments) called for under the terms and provisions of the Mortgage Loans (other than any fees and charges the collectability of which is not legally enforceable). Consistent with the foregoing, the Servicer may in its discretion
(i) waive any late payment charge, assumption fee, prepayment charge, or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) arrange a schedule for liquidation of delinquent payments due on a Mortgage Loan, running for a period as the Servicer reasonably believes prudent under the circumstances.

            (b) On or before the Closing Date the Servicer, with Mid-State Homes, Inc., shall establish the Holding Account and shall cause all payments received with respect to the Mortgage Loans (other than Escrow Payments) to be deposited in the Holding Account. The deposit of substantially all such amounts shall be made as soon as reasonably practicable after such payment is actually received by it but in no event later than two Business Days after receipt by the Servicer, and in the case of all payments received by Sub-Servicers with respect to the Mortgage Loans, such amounts shall be remitted as soon as reasonably practicable to the Servicer but in no event later than two Business Days after collection by the Sub-Servicer and deposited by the Servicer in the Holding Account as described above. The Servicer shall hold in escrow all moneys received in respect of taxes and insurance to be disbursed in accordance with the applicable Mortgage. The Sub-Servicer shall not deposit any amounts received by it in any deposit, trust, or similar account prior to remitting such amounts to the Servicer. On each

Remittance Date the Servicer shall submit to the Custodian, with a copy to the Indenture Trustee, a report substantially in the form provided in the Holding Account Agreement relating to funds deposited in the Holding Account during the immediately preceding calendar week which specifies the amount of such funds referred to in Section 2.08(a) to be transferred from the Holding Account by the Custodian to the Collection Account.

            (c) The Servicer may, by written request delivered to the Custodian, with a copy to the Indenture Trustee, receive funds from the Holding Account for the following purposes:

                        (i) to repay to the Servicer moneys in the Holding
            Account upon certification by the Servicer reasonably acceptable to the Indenture Trustee that such funds are not part of the Trust Estate;

                        (ii) to clear the Holding Account pursuant to Section
            7.01(a);

                        (iii) to deposit Insurance Proceeds in the Servicing
            Account for application to restoration or repair of a Mortgaged Property in the future, to the extent such proceeds were deposited in the Holding Account;

                        (iv) to pay the Servicer the Servicing Fee pursuant to
            Section 2.16;

                        (v) to pay the Servicer amounts represented by any late
            payment charges, interest charged on advances of taxes and insurance premiums, assumption fees and other such additional charges with respect to the Mortgage Loans as additional servicing compensation;

                        (vi) to reimburse the Servicer for advances of taxes,
            insurance premiums and other amounts in accordance with Sections
            2.12 and 2.13, respectively; provided, however, that with respect to advances of taxes and insurance premiums and other amounts made on the Mortgage Loans on or prior to the Cut-Off Date the extent of reimbursement for such advances shall be limited to the related amounts collected by the Servicer or, in the case of a liquidation, the amount by which the related Liquidation Proceeds, if any, for each such Mortgage Loan exceeds the sum of the Principal Balance of the related Mortgage Loan and the related Liquidation Expenses other than such advances;

                        (vii) to reimburse the Servicer from the related
            Insurance Proceeds and Liquidation Proceeds with respect to a Mortgaged Property for any expenses incurred by it in good faith pursuant to Section 2.14 for restoration of such Mortgaged Property damaged by an Uninsured Cause;

                        (viii) to reimburse the Servicer from the Holding
            Account for any unreimbursed usual and customary Liquidation Expenses subject to the limitations set forth in Sections 2.12 and
            2.13 with respect to advances for taxes and insurance;

                        (ix) to reimburse the Servicer for expenses reasonably
            incurred by the Servicer pursuant to Section 6.01; and

                        (x) to reimburse the Servicer for reasonable and
            necessary expenses incurred in connection with the preservation and management of Acquired Properties.

            Section 2.08 Collection Account; Servicing Account.

            (a) On or before the Closing Date the Issuer shall open the Collection Account as provided in Section 8.02 of the Indenture. On the Closing Date, the Servicer shall on behalf of the Issuer remit to the Indenture Trustee for deposit in the Collection Account all Monthly Payments and all prepayments (net of the applicable Servicing Fee) collected on the Mortgage Loans after the Cut-Off Date and received by the Servicer not less than five Business Days before the Closing Date. All funds collected in respect of the Mortgage Loans prior to the Closing Date not deposited in the Collection Account pursuant to the preceding sentence on the Closing Date shall be deposited in the Holding Account on the Closing Date and transferred to the Collection Account on the first Remittance Date following the Closing Date. Thereafter, the Servicer shall submit to the Custodian, with a copy to the Indenture Trustee, the report required by Section 2.07(b) directing the deposit into the Collection Account or, with respect to certain Insurance Proceeds, the Servicing Account of all payments and collections in respect of the Mortgage Loans then on deposit in the Holding Account (other than withdrawals simultaneously requested pursuant to Section 2.07(c) and amounts in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment) including the following:

                        (i) all Obligor payments on account of principal,
            including Full Prepayments, of the Mortgage Loans;

                        (ii) all Obligor payments on account of finance charges
            on the Mortgage Loans; and

                        (iii) all net Insurance Proceeds (other than proceeds to
            be applied to the restoration or repair of the related Mortgaged Property which shall be deposited to the Servicing Account) and Net Liquidation Proceeds with respect to the Mortgage Loans.

The Servicer may request withdrawals from the Collection Account as permitted by Section 2.11 hereof.

            (b) The Servicer shall open, at the Corporate Trust Office or at any other financial institution the deposits of which are fully insured by the Federal Deposit Insurance Corporation ("FDIC") (through either the Bank Insurance Fund or the Savings Association Insurance Fund), one or more accounts (collectively, the "Servicing Account"), which such accounts shall be Eligible Accounts, designated as follows: "Walter Mortgage Company, as Servicer for Mid-State Trust [__]." There shall be deposited in the Servicing Account on the Closing Date all Insurance Proceeds which are to be applied to the restoration or repair of the related Mortgaged Property received after the Cut-Off Date and still in the custody of the Servicer on the Closing Date; thereafter all Insurance Proceeds shall be deposited into the Servicing Account. Obligors' funds in a Servicing Account shall be segregated, and the Servicer shall instruct the financial institution in which such account is maintained accordingly. The Servicing Account shall be an interest bearing account fully insured as to amounts deposited therein by the FDIC. In addition, moneys in the Servicing Account may be invested as provided in Section 2.08(c). The Servicer shall make withdrawals from a Servicing Account only (i) for the purpose of applying proceeds of a Hazard Insurance Policy or other insurance policy to the restoration or repair of a Mortgaged Property, to the extent such proceeds were deposited in such Servicing Account; (ii) to the extent required by applicable law or regulation or by the related Mortgage Loans and to the extent of earnings on the Servicing Account then on deposit in the Servicing Account to pay interest on funds in such Servicing Account to the Obligors entitled thereto; (iii) to pay to the Obligors Insurance Proceeds required to be paid to them pursuant to the terms of the related Account Note; (iv) to clear and terminate such Servicing Account at the termination of this Agreement in accordance with Section 7.01; (v) to pay to the Servicer net earnings on amounts in the Servicing Account to the extent permitted by Section 2.08(c) below; or (vi) to transfer to the Holding Account any funds then on deposit in the Servicing Account upon a determination by the Servicer that such funds will not be applied in the manner described in (i through (v) above.

            (c) Monies in any Servicing Account from time to time may be invested and reinvested by the Servicer, but only in one or more Eligible Investments and obligations on which the Indenture Trustee in its commercial capacity is the obligor. No such investment shall mature later than one Business Day prior to the next Remittance Date (or on such Remittance Date, in the case of Eligible Investments of which the Indenture Trustee is the obligor). All net income or gain from such investment of moneys shall be paid to the Servicer as it is earned and received, provided that all interest required to be paid to Obligors shall be paid to them as required or shall be held for the Obligors entitled thereto. If any loss results from such investments, the Servicer shall promptly reimburse the Servicing Account for the amount of any such loss from its own funds. Whenever any amounts invested as aforesaid shall be needed for disbursement from a Servicing Account, the Servicer shall cause a sufficient amount of such investments to be sold or otherwise converted to cash for such purpose.

            (d) Notwithstanding Section 2.08(c), all funds in the Servicing Account are held by the Servicer as agent and bailee of the Indenture Trustee for the benefit of the Indenture Trustee, the Noteholders and the Obligors.

            Section 2.09 Records and Servicing Account Moneys.

            (a) The Servicer agrees to act as agent and bailee of the Indenture Trustee in holding any Mortgage Asset Documents released to the Servicer pursuant to Section 3.13(c) of the Indenture, and any other items constituting a part of the Trust Estate that from time to time come into the possession of the Servicer. The Servicer agrees, for the benefit of the Indenture Trustee and the Noteholders, to act as such agent and bailee, and to hold and deal with such Mortgage Loans and such items, as agent and bailee for the Indenture Trustee, in accordance with the provisions of this Agreement and the Indenture.

            (b) The Servicer shall for a period of four years following termination of this Agreement or from the time a Mortgage Loan is paid in full, with respect to such Mortgage Loan, retain all data relating directly to or maintained in connection with the servicing of the Mortgage Loans at the Servicer's principal service office in Ft. Worth, Texas, or at such other place where the servicing offices of the Servicer are located, and shall give the Indenture Trustee access to all data at all reasonable times, and, while an Event of Default shall be continuing, the Servicer shall, on demand of the Indenture Trustee or the Successor Servicer, deliver to the Indenture Trustee or the Successor Servicer, as the case may be, all data necessary for the servicing of the Mortgage Loans, provide the Indenture Trustee and the Successor Servicer with the information called for by Section 2.07(b) concerning all moneys in the Holding Account and deliver to the Indenture Trustee all moneys in each Servicing Account and all other moneys collected by it from Obligors and not previously deposited in the Holding Account or the Servicing Account. If the rights of the Servicer shall have been terminated in accordance with Section
5.01 or if this Agreement shall have been terminated pursuant to Section 7.01(b), the Servicer shall, upon demand of the Indenture Trustee, the Successor Servicer or the Noteholders in the case of Section 5.01, or of the successor to the rights of the Issuer in the case of Section 7.01(b), deliver to the Successor Servicer all data necessary for the servicing of the Mortgage Loans, provide the Indenture Trustee and the Successor Servicer with the information called for by Section 2.07(b) concerning all moneys in the Holding Account and deliver to the Indenture Trustee all moneys in each Servicing Account and all other moneys collected by it from obligors and not previously deposited in the Holding Account or the Servicing Account. In addition to delivering such data and moneys the Servicer shall use its reasonable best efforts to effect the orderly and efficient transfer of the servicing of the Mortgage Loans to the party which will be assuming responsibility for such servicing.

            Section 2.10 Assumption Agreements.

            (a) When a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer is authorized to take or enter into an assumption agreement or other similar agreement from or with the person to whom such Mortgaged Property has been or is about to be conveyed, provided that (i) the interest rate on, Monthly Payment and balance of such Mortgage Loan shall not be reduced, (ii) the term of the Mortgage Loan shall not be extended, (iii) there are either no unreimbursed advances for taxes and insurance on such Mortgage Loan following assumption or such advances are assumed and (iv) the Servicer shall not agree to any other modification unless in the best judgment of the Servicer such modification would not materially adversely affect the collectability or enforceability of the Mortgage Loans or the interests of the Noteholders. The Servicer shall notify the Indenture Trustee that any such assumption agreement or similar agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption agreement or similar agreement for addition to the related Mortgage Asset Documents. Any fee collected by the Servicer for entering into an assumption agreement or similar agreement shall be retained by the Servicer as additional servicing compensation. The Servicer shall use its reasonable best efforts to enter into an assumption agreement or other similar agreement; however, if, in connection with the conveyance of such Mortgaged Property, the continuation of liability of the original Obligor shall be impracticable, or if, in the opinion of the Servicer, the release of the liability of the original Obligor would not substantially impair the ability of the holder of the related Mortgage Loan to realize the full repayment of such Mortgage Loan, the Servicer may release the original Obligor from liability on such Mortgage Loan so long as the new Obligor meets the underwriting standards which the Servicer is applying to similar transactions originated for its own account. The Servicer shall notify the Indenture Trustee if the original Obligor is released from liability on such Mortgage Loan.

            (b) The Servicer shall not be deemed to be in default, breach or any other violation of its obligations under this Agreement by reason of any assumption of a Mortgage Loan by operation of law or any assumption or transfer of property subject to a Mortgage Loan which the Servicer may be restricted by law from preventing, for any reason whatever.

            Section 2.11 Permitted Withdrawals from the Collection Account.

            If at any time funds on deposit in the Holding Account are insufficient to satisfy the Servicer withdrawal requests referred to in Section 2.07(c) hereof, and so long as no Event of Default or Trigger Event shall have occurred and be continuing, the Servicer may request withdrawal of such deficiency from the Collection Account, and upon receipt of such written request, the Indenture Trustee shall withdraw the amount of such deficiency from the Collection Account and make the requested payments to the Servicer, provided that such payments shall not be made within six Business Days of a Payment Date. In addition, the Indenture Trustee shall make withdrawals from the Collection Account to repay to the Servicer moneys in the Collection Account upon certification by the Servicer reasonably acceptable to the Indenture Trustee that such funds are not part of the Trust Estate.

            Section 2.12 Advances for Delinquent Taxes.

            (a) If the Servicer shall have knowledge that real property taxes or other taxes, charges or assessments relating to any Mortgaged Property have not been paid when due, the Servicer shall make such payment prior to the time by which failure to make such payment would give rise to a lien on the related Mortgaged Property. Any costs so incurred by the Servicer shall be recoverable by the Servicer pursuant to Section 2.07(c), or to the extent recoverable from any Sub-Servicer servicing such Mortgage Loan, or from the related Obligor or from other funds on deposit in the Holding Account to the extent that the Servicer certifies that such advances are not otherwise recoverable due to insufficient Net Liquidation Proceeds.

            (b) The Servicer shall indemnify the Issuer for any losses resulting from a failure to make the payments referred to in Paragraph (a) above and the Servicer shall deposit the amount of such loss in the Collection Account on the next Remittance Date following the determination of such loss.

            Section 2.13 Maintenance of Insurance; Collection Thereunder.

            (a) Except as otherwise provided in subsection (b) of this Section 2.13, the Servicer shall cause to be maintained with respect to each Mortgaged Property and Acquired Property one or more Hazard Insurance Policies that provide at least the same coverage as a standard form fire and extended coverage insurance policy issued by a company regulated under applicable state law and authorized by such state to issue such policies in the state in which the Mortgaged Property or Acquired Property is located and in an amount that is not less than an amount that would satisfy the definition of Full Prepayment with respect to the related Mortgage Loan; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein. Any individual Hazard Insurance Policies shall name the Servicer as additional loss payee and run to the benefit of the Servicer's successors and assigns as their interests may appear. Any amounts received under any such policies shall be transferred to or deposited in the Holding Account or Servicing Account (or paid over to the related Obligor if the Servicer reasonably does not deem it necessary to deposit such amounts in the Servicing Account) pursuant to Sections 2.07 and 2.08. If any Obligor is in default in the payment of such premiums, the Servicer shall pay such premiums out of its own funds, and any costs so incurred by the Servicer shall be recoverable by the Servicer to the extent such costs constitute Liquidation Expenses pursuant to Section 2.14, or to the extent recoverable from any Sub-Servicer servicing such Mortgage Loan, or from the related Obligor or from other funds on deposit in the Holding Account to the extent that the Servicer certifies that such advances are not otherwise recoverable due to insufficient Net Liquidation Proceeds.

            (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Mortgaged Property pursuant to subsection (a) of this Section 2.13, and shall, to the extent that the related Mortgage Loans do not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Mortgaged Property, maintain one or more blanket insurance policies covering losses on the mortgagee's interest in the Mortgage Loans resulting from the lack of or insufficiency of individual Hazard Insurance Policies issued by a company regulated under applicable state law and authorized by such state to issue such policies in the state in which the Mortgaged Property is located and in an amount that is not less than an amount that would satisfy the definition of Full Prepayment with respect to the related Mortgage Loan. The Servicer shall pay the premium for such policy on the basis described therein and shall pay any deductible amount with respect to claims under such policy relating to the Mortgage Loans; provided, however, that such deductible cannot exceed an amount that is customary under similar policies. If the insurer thereunder shall cease to be acceptable to the Servicer, the Servicer shall exercise its best efforts to obtain from another insurer a replacement policy comparable to such policy. All amounts collected by the Servicer under any such policy and reimbursements by the Servicer of deductible amounts shall be deposited in the Holding Account in accordance with Section 2.07.

            (c) The Servicer shall indemnify the Issuer for any losses resulting from a failure to maintain insurance pursuant to this Section 2.13 and the Servicer shall deposit the amount of such loss in the Collection Account on the next Remittance Date following the determination of such loss.

            Section 2.14 Realization upon Defaulted Mortgage Loans.

            With respect to any defaulted Mortgage Loan, the Servicer shall use its reasonable best efforts consistent with the servicing procedures as set forth in Section 2.01 hereof, to foreclose upon or otherwise comparably convert (through replevin, deed in lieu of foreclosure or otherwise) the ownership of properties securing any Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.07. The Servicer shall prepare all documents necessary and appropriate in connection with the realization upon defaulted Mortgage Loans. The Servicer's obligations under this Section 2.14 are subject to the proviso that, in the case of damage to Mortgaged Property from an Uninsured Cause, the Servicer shall not be required to expend its own funds in restoring such property unless it shall in good faith determine (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as Insured Expenses. For purposes of clause (ii) of the preceding sentence, if the Servicer is maintaining a blanket Hazard Insurance Policy pursuant to Section 2.13(b), expenses shall be deemed recoverable as Insured Expenses if they would have been recoverable under an individual Hazard Insurance Policy maintained pursuant to
Section 2.13(a). The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a defaulted Mortgage Loan; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses, Insured Expenses or reasonable and necessary expenses incurred in the preservation and the management of Acquired Properties. All Liquidation Proceeds shall be deposited in the Holding Account in accordance with Section 2.07(b) hereof.

            Section 2.15 Release of Mortgage Loans.

            In the case of a final Monthly Payment, Full Prepayment or liquidation of any Mortgage Loan, the Servicer shall deliver to the Indenture Trustee and the Issuer an Officers' Certificate (i) identifying the Mortgage Loan that was the subject of such final payment, Full Prepayment or liquidation,
(ii) stating with respect to a Full Prepayment that all prepayment proceeds received in connection therewith are in an amount necessary to effect a Full Prepayment (after taking into account amounts representing reimbursement for advances by the Servicer for taxes and insurance premiums) and have been deposited in the Holding Account, (iii) stating with respect to a liquidation of a Mortgage Loan, that all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been received and the Net Liquidation Proceeds have been deposited in the Holding Account,
(iv) stating that with respect to a final Monthly Payment, all amounts due under such Mortgage Loan have been paid (after taking into account amounts representing reimbursement for advances by the Servicer for taxes and insurance premiums) and such amounts have been deposited in the Holding Account and (v) identifying such documents as the Servicer or the Obligor may request to evidence satisfaction and discharge of such Mortgage Loan.

            In connection with any prepaid Mortgage Loan with respect to which the related Mortgage is a deed of trust, the Servicer is authorized to procure from the trustee under such deed of trust a deed of full reconveyance covering the property encumbered by such deed of trust, which deed of reconveyance shall be delivered by the Servicer to the person or persons entitled thereto, but no expenses incurred in connection with such deed of reconveyance shall be payable out of the proceeds received in respect of such Mortgage Loan.

            If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan the Servicer requests the Indenture Trustee to release the related Mortgage Asset Documents and delivers to the Indenture Trustee a trust receipt reasonably satisfactory to the Indenture Trustee and signed by a Servicing Officer, the Indenture Trustee shall release the related Mortgage Asset Documents to the Servicer. Such trust receipt shall obligate the Servicer to return the related Mortgage Asset Documents to the Indenture Trustee when the need therefor by the Servicer no longer exists. If such Mortgage Loan shall be liquidated and the Indenture Trustee receives a certificate from the Servicer as provided above, then, upon request of the Issuer, the Indenture Trustee shall release the trust receipt to or upon the order of the Issuer.

            Section 2.16 Servicing Compensation.

            As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to the Servicing Fee for each Mortgage Loan that is not a repossessed or foreclosed Mortgage Loan at the beginning of any month and that has a Principal Balance commencing on the Cut-Off Date and terminating on the first to occur of the maturity of such Mortgage Loan or the date of Full Prepayment of such Mortgage Loan. The Servicing Fee in respect of a Mortgage Loan for a particular month shall be paid to the Servicer by the Custodian from amounts held in the Holding Account upon submission to the Custodian of a withdrawal request pursuant to Section 2.07(c). In addition to the Servicing Fee, the Servicer shall be entitled to receive pursuant to this
Section 2.16 as additional servicing compensation all late payment charges, assumption fees, interest on taxes, insurance premiums and similar charges paid in respect of the Mortgage Loans and previously deposited in the Holding Account. The Servicer shall pay all expenses and charges imposed on the Servicer hereunder, including servicing fees, expenses and charges of any Sub-Servicers, out of its servicing compensation or its own funds, and shall not be entitled to reimbursement for such expenses and charges except as specifically provided for herein.

            Section 2.17 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Indenture Trustee upon request. The Escrow Account shall be an Eligible Account.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis within two Business Days of receipt, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 2.18. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Obligor and, to the extent required by the related Mortgage Loan, the Servicer shall pay interest on escrowed funds to the Obligor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 2.18 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien), (ii) to reimburse the Servicer for any advance made by it with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent

Escrow Payments thereunder with respect to taxes and assessments and with respect to hazard insurance, (iii) to refund to the Obligor any funds as may be determined to be overages, (iv) for transfer to the Holding Account in accordance with the terms of this Agreement, (v) to pay to the Servicer, or to the Obligor to the extent required by the related Mortgage Loan, any interest paid on the funds deposited in the Escrow Account or (vi) to clear and terminate the Escrow Account on the termination of this Agreement.

            In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

                                 ARTICLE THREE

                        STATEMENTS, REPORTS AND NOTICES

            Section 3.01 Reporting by the Servicer.

            (a) On or before each Reporting Date, the Servicer shall render to the Issuer, the Indenture Trustee and [______________] a certificate, as of the immediately preceding Monthly Cut-Off Date, certifying to all funds collected by it through such Monthly Cut-Off Date that it was required to deposit in the Holding Account in respect of the preceding Collection Period and, except for amounts provided on a cumulative basis, that have not been previously reflected on a prior certificate pursuant to this Section 3.01 and reporting certain other information. Such certificate shall be substantially in the form of Exhibit A hereto. Such certificate shall also be sent to [___________________] and [___________________].

            (b) On or before each Reporting Date, the Servicer shall provide the Issuer, with such information as of the immediately preceding Monthly Cut-Off Date as is necessary in connection with the maintenance of the Issuer's financial records and preparation of the Issuer's financial statements.

            (c) On or before each Reporting Date, the Servicer shall provide the Successor Servicer with servicing tapes in a format compatible with the Successor Servicer's computer systems and containing such data as the Successor Servicer may reasonably request.

            Section 3.02 Annual Certificate; Mortgage Loan Statement.

            On or before 60 days after the end of the fiscal year of the Servicer that ends in [________] 20__ and each fiscal year thereafter, the Servicer shall deliver or cause to be delivered to the Issuer and the Indenture Trustee an Officers' Certificate, dated as of the first Monthly Cut-Off Date following the end of the preceding fiscal year, to the effect that a review of the activities of the Servicer during the period from the beginning of the first Collection Period (or the Closing Date in the case of the first such Officers' Certificate required to be delivered) to the end of the last Collection Period during the preceding fiscal year has been made under the supervision of the officers executing such Officers' Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Agreement. Such Certificate shall state to the best of the Servicer's knowledge either (A) no

Default by the Servicer under this Agreement has occurred and is continuing, or (B) if such a Default has occurred and is continuing, specifying such Default and the nature and status thereof.

            Section 3.03 Annual Accountants' Reports.

            On or before 60 days after the end of the fiscal year of the Servicer that ends in [_________] 20__ and each fiscal year thereafter, the Servicer shall deliver to the Issuer and the Indenture Trustee a report, prepared by a firm of Accountants of recognized national standing selected by the Servicer, to the effect that (i) they have examined certain documents and records relating to the Mortgage Loans during the preceding fiscal year in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers and (ii) such examinations disclosed no exceptions that, in their opinion, were material, relating to such Mortgage Loans, or, if any such exceptions were disclosed thereby, setting forth such exceptions that, in their opinion, were material. If any of the Mortgage Loans are being serviced by a Sub-Servicer, the firm of Accountants preparing the report with respect to the servicing of such Mortgage Loans by the Servicer may rely, as to matters relating to the servicing of such Mortgage Loans, upon a comparable report (rendered with respect to the most recent fiscal year of such Sub-Servicer which ended at or prior to the end of the Servicer's fiscal year) of another firm of Accountants of recognized national standing with respect to such Sub-Servicer's servicing of such Mortgage Loans.

            Section 3.04 Notices.

            The Servicer shall, as promptly as practicable (i) following receipt by it of notice thereof, notify the Indenture Trustee of the commencement of a class-action litigation challenging the validity or enforceability of Mortgage Loans having an aggregate Principal Balance totaling $1,000,000.

                                  ARTICLE FOUR

                                  THE SERVICER

            Section 4.01 Representations and Warranties of the Servicer.

            The Servicer represents and warrants to the Issuer as of the Closing Date as follows:

            (a) The Servicer (i) is a corporation, validly existing and in good standing under the laws of the State of its incorporation, (ii) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (iii) has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

            (b) The execution and delivery by the Servicer of this Agreement are within the corporate power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the charter or by-laws of the Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (or if such conflict with, breach of or default under any such indenture, mortgage, contract or other instrument exists or will exist, any remedies in respect thereof and in respect of any such related lien, charge or encumbrance have been stayed under the Bankruptcy Code).

            (c) The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except as has been previously obtained and are in effect.

            (d) This Agreement has been duly executed and delivered by the Servicer and constitutes a legal, valid and binding instrument enforceable against the Servicer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

            (e) There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened or likely to be asserted against or affecting the Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement or the Indenture, or which will, if determined adversely to the Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect the Servicer's ability to perform its obligations under this Agreement. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

            (f) The Servicer has obtained or made all necessary consents, approvals, waivers and notifications of stockholders, creditors, lessors and other nongovernmental persons, in each case, in connection with the execution, delivery and performance of this Agreement.

            The foregoing representations and warranties shall be deemed to be made to the Indenture Trustee, as assignee of the Issuer.

            Section 4.02 Merger or Consolidation of the Servicer.

            The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Indenture or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 4.03 Performance of Obligations.

            (a) The Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement and shall take such action as may be necessary to prevent the attachment on the Mortgaged Properties of liens or levies superior to the lien of the Mortgages securing the Mortgage Loans arising from actions by or claims against the Servicer.

            (b) The Servicer shall not take any action, or permit any action to be taken by others, which would (i) materially and adversely affect the validity or collectability of the Mortgage Loans or (ii) excuse any person from any of its covenants or obligations under any of the Mortgage Loans or under any other instrument included in the Trust Estate, or (iii) result in the amendment, hypothecation, subordination, termination or discharge of, or (iv) impair the validity or effectiveness of, any of the Mortgage Asset Documents or any such instrument, except as expressly provided herein and therein.

            Section 4.04 Servicer Not to Resign.

            (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. No such resignation shall become effective unless and until the Successor Servicer or another new servicer, qualified to act as a mortgage servicer and reasonably acceptable to the Indenture Trustee, enters into a servicing agreement with the Issuer and the Indenture Trustee in form and substance substantially similar to this Agreement.

            (b) The Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder except as permitted under Section 4.02 hereof.

            (c) Except as provided in Section 4.04(a), the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 7.01, and shall survive the exercise by the Issuer or the Indenture Trustee of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee or any Noteholder of any provision of the Indenture, the Notes or this Agreement.

            Section 4.05 Fidelity Bond.

            On or before the Closing Date, the Servicer shall obtain and deliver to the Indenture Trustee and shall thereafter maintain in effect a fidelity bond (or a direct surety bond) in the amount of $1,500,000 (subject to a deductible of an amount not exceeding $250,000.00). Such bond shall name the Indenture Trustee as an additional insured and as a joint loss payee, shall provide for 30 days' prior notice of cancellation to the Indenture Trustee and shall otherwise be in form and substance reasonably satisfactory to the Indenture Trustee. Any successor to the Servicer appointed as servicer of the Mortgage Loans pursuant to Section 3.07(d) of the Indenture or Section 4.04(a) of this Agreement shall be obligated to obtain and maintain a fidelity bond to the same extent as the Servicer is obligated under this Section 4.05 or under the higher of the then current Fannie Mae or Freddie Mac guidelines and shall deliver a copy of such bond to the Indenture Trustee promptly after its appointment. The Servicer or any successor servicer shall deliver to the Indenture Trustee, within 30 days prior to the expiration of any such bond, a renewal or replacement thereof.

                                  ARTICLE FIVE

                                     DEFAULT

            Section 5.01 Events of Default.

            (a) Any of the following acts or occurrences shall constitute an Event of Default by the Servicer under this Agreement:

                        (i) any failure by the Servicer to remit to the
            Indenture Trustee any amount required to be so remitted under the terms of this Agreement that continues unremedied for a period of five Business Days after the date upon which such amount was due to be so remitted; or

                        (ii) failure to submit to the Indenture Trustee the
            report called for by Section 2.07(b) within two Business Days following the related Remittance Date; or

                        (iii) failure on the part of the Servicer duly to
            observe or perform any other of the covenants or agreements on the part of the Servicer contained in this Agreement that continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the holders of Notes representing at least a majority of the Voting Rights; or

                        (iv) a decree or order of a court or agency or
            supervisory authority having jurisdiction in the premises pursuant to any bankruptcy or insolvency law or any other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization, or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against, the Servicer which is involuntary on the part of the Servicer is entered and is not discharged or stayed for a period of sixty (60) days;

                        (v) the Servicer becomes insolvent, generally fails to
            pay its debts as they become due, has any receiver, trustee, liquidator, sequestrator or custodian of it or any of its property appointed (whether with or without its consent), makes any assignment for the benefit of creditors or commences any case or other proceeding pursuant to any bankruptcy or insolvency law or any other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization, or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against it; or

                        (vi) any representation, warranty or statement of the
            Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Servicer by the Indenture Trustee or by the holders of Notes representing at least a majority of the Voting Rights, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

            (b) So long as an Event of Default shall have occurred and be continuing, the Issuer or the Indenture Trustee (in each case subject to the provisions of the Indenture), or the holders of Notes representing at least a majority of the Voting Rights may, by notice given to the Servicer (with a copy to the parties not giving such notice), terminate all of the rights and powers of the Servicer under this Agreement ("Servicer Termination"), including without limitation all rights of the Servicer to receive the Servicing Fee. On and after the receipt of such notice, all rights, powers, duties and responsibilities of the Servicer under this Agreement, whether with respect to the Mortgage Loans, Holding Account, Collection Account, Servicing Account, any Servicing Fee or otherwise, shall vest in and be assumed by the Successor Servicer as provided in
Section 3.07 of the Indenture, and the Issuer and the Indenture Trustee are each hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Indenture Trustee) and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. The terminated Servicer shall cooperate promptly and in good faith with the Successor Servicer to transfer the servicing records and other account documents maintained by the terminated Servicer to the Successor Servicer in a prompt and efficient manner. Except as otherwise expressly provided in the Indenture, the Issuer shall not have any right to waive any Default or Event of Default by the Servicer under this Agreement. In addition to any right of the Indenture Trustee upon an Event of Default hereunder, the Indenture Trustee may take any action at law or in equity that it deems appropriate to protect the interest of the Holders of Notes.

            Section 5.02 No Effect on Other Parties.

            Upon any termination of the rights and powers of the Servicer from time to time pursuant to Section 5.01 or upon any appointment of a successor to the Servicer, all the rights, powers, duties and obligations of the Issuer under this Agreement or under the Indenture shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

            Section 5.03 Rights Cumulative.

            All rights and remedies from time to time conferred upon or reserved to the Issuer, the Indenture Trustee or the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                                  ARTICLE SIX

                                   [RESERVED]

                                 ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

            Section 7.01 Termination.

            (a) The respective duties and obligations of the Servicer and the Issuer created by this Agreement shall terminate upon the final payment or other liquidation of the last outstanding Mortgage Loan. Upon the termination of this Agreement pursuant to this Section 7.01(a), the Servicer shall pay all moneys in the Servicing Account to the persons entitled thereto, and shall direct the Indenture Trustee to pay over to the Issuer or any other person entitled thereto all other moneys with respect to the Mortgage Loans held in the Holding Account.

            (b) Following an Event of Default under the Indenture and foreclosure upon the Trust Estate pursuant thereto, the successor to the rights of the Issuer (including, without limitation, the Indenture Trustee or any or all of the related Noteholders) shall have the right to terminate this Agreement by notice to the Servicer and the Issuer, within 90 days after the date such successor shall have succeeded to such rights of the Issuer. Upon such termination, the Servicer shall be entitled to receive only the accrued and unpaid Servicing Fee to the date of such termination, any amounts it would have been permitted to receive pursuant to Section 2.07 from the Holding Account or the Collection Account as of the date of such termination.

            Section 7.02 Amendment.

            (a) This Agreement may be amended from time to time by the Issuer and the Servicer without the prior written consent of the Indenture Trustee, or any of the Noteholders, provided that such action shall not adversely affect in any material respect the interests of the Indenture Trustee or any Noteholder and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment does not adversely affect in any material respect the interest of the Noteholders (such Opinion of Counsel may rely as to factual matters on representations of the parties hereto or other persons appropriate therefor).

            (b) Notwithstanding paragraph (a) of this Section 7.02, this Agreement may be amended in accordance with the proviso set forth in the first sentence of Section 3.14 of the Indenture.

            (c) This Agreement may also be amended from time to time by the Issuer and the Servicer, with the written consent of the Indenture Trustee and the Holders of Notes representing more than 51% of the aggregate Voting Rights of all Classes of Notes voting together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall, without the consent of the Indenture Trustee and each holder of Outstanding Notes, (i) adversely affect in any material respect the amount of, or the timing of, payments received on the related Mortgage Loans which are required to be deposited in the Holding Account and the Collection Account; (ii) alter the priorities with which any allocation of funds shall be made under this Agreement; (iii) permit the creation of any lien on the Trust Estate or any portion thereof or deprive any such holder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof; or (iv) modify this Section
7.02 or Section 4.02, 4.03(b), 4.04 or 4.05.

            (d) Promptly after the execution of any amendment, the Servicer shall send to the Indenture Trustee a conformed copy of each such amendment, but the failure to do so will not impair or affect its validity.

            (e) It shall not be necessary for any consent of Noteholders under this Section 7.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

            (f) Any amendment or modification effected contrary to the provisions of this Section 7.02 shall be void.

            Section 7.03 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of [Texas][Delaware], and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 7.04 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed in each case as follows: (a) if to the Issuer, at [_______________], (b) if to the Servicer, at 4211 West Boy Scout Boulevard, Tampa, Florida, 33607, Attention: General Counsel, (c) if to the Indenture Trustee, at [_______________] and (d) if to any Noteholder, at the address of such holder as it appears in the Note Register. Any of the persons in subclauses (a) through (d) above may change its address for notices hereunder by giving notice of such change to the other persons. Any change of address shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the person entitled to receive such notices and demands at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

            Notices required hereunder shall in addition be sent to [_____________________] and to [____________________].

            Section 7.05 Severability of Provisions.

            If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Indenture Trustee or any Noteholders. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

            Section 7.06 Inspection and Audit Rights.

            The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Issuer, during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom to cause such books to be audited by Accountants selected by the Indenture Trustee or the Issuer, as the case may be, and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and Independent Accountants (and by this provision the Servicer hereby authorizes said Independent Accountants to discuss with such representatives such affairs, finances and accounts) all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee or the Issuer of any right under this Section 7.06 shall be borne by the Indenture Trustee or the Issuer, as the case may be, provided that if an audit is made during the continuance of an Event of Default, the expense incident to such audit shall be borne by the Servicer.

            Section 7.07 Binding Effect.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Indenture Trustee, the Noteholders and their successors and assigns.

            Section 7.08 Article and Section Headings.

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

            Section 7.09 The Owner Trustee.

            It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [_______________], not individually but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [_______________] but is made and intended for the purpose of binding only the

Trust Property, (c) nothing herein contained shall be construed as creating any liability on [_______________], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Servicer and the Indenture Trustee and by any Person claiming by, through or under the Servicer and the Indenture Trustee and (d) under no circumstances shall [_______________] be personally liable for the payment of any indebtedness or expenses of the Indenture Trustee or be liable for the breach or failure of any obligation, representations, warranty or covenant made or undertaken by the Issuer under this Agreement.

            Section 7.10 Distribution of Servicing Procedures and Standards.

            The Servicer agrees to distribute the procedures and standards set forth herein to each of its field offices and to take all reasonable action to instruct its field servicing personnel concerning their duties hereunder as soon as practicable after execution hereof.

            Section 7.11 Property Address.

            Within nine months from the Closing Date the Servicer shall provide the Indenture Trustee a magnetic tape showing, for each Mortgage Loan, the Mortgage Loan number, property address and customer name.

            Section 7.12 Power of Attorney.

            The Issuer is authorized from time to time to deliver one or more powers of attorney to the Servicer or Sub-Servicer that authorize the Servicer and/or Sub-Servicer, as applicable, to act on behalf of the Issuer as contemplated by this Agreement and any Sub-Servicing Agreement. The Issuer shall upon request of any Successor Servicer deliver one or more powers of attorney to the Successor Servicer or its designated agent for purposes contemplated by this Agreement.

            Section 7.13 Rights Upon Discharge of Indenture.

            Upon the payment in full of the Notes, the satisfaction and discharge of the Indenture, the Owner Trustee will succeed to all rights of the Indenture Trustee hereunder and the Owners (as such term is defined in the Trust Agreement) will succeed to all rights of the Noteholders hereunder.

            Section 7.14 Non-Petition.

            The Servicer hereby agrees not to cause or permit any affiliate to petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequester or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

            IN WITNESS WHEREOF, the Owner Trustee on behalf of the Issuer, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunder duly authorized as of the day and year first above written.

                                    ISSUER:

                                    MID-STATE TRUST [__]

                                    By:   [_______________], not in its
                                          individual capacity, but solely as
                                          Owner Trustee of Mid-State
                                          Trust [__]

                                          By:__________________________________
                                             Name:
                                             Title:

                                    SERVICER:

                                    WALTER MORTGAGE COMPANY

                                    By:_______________________________________
                                       Name:
                                       Title:

                                    [_________________________]
                                        as Indenture Trustee

                                    By:_______________________________________
                                       Name:
                                       Title:

                                   EXHIBIT A

                              MID-STATE TRUST [__]

                             SERVICER'S CERTIFICATE


            _______________ and ________________ hereby certify that they are officers of Walter Mortgage Company (the "Servicer") holding their respective offices set forth beneath their signatures and that they are duly authorized to execute this Servicer's Certificate on behalf of the Servicer and further certify that with respect to the preceding Collection Period (________ to --------):

            (i) the aggregate Principal Balance of all Mortgage Loans as of the first day of the month of the preceding Collection Period is $______;

            (ii) the total number of Mortgage Loans outstanding as of the end of the preceding Collection Period is _____ and the aggregate funds collected on the Mortgage Loans with respect to the preceding Collection Period is $________;

            (iii) _________ Additional Mortgage Loans were added during the preceding Collection Period and have an aggregate Principal Balance as of the end of the preceding Collection Period of $__________;

            (iv) (a) the aggregate amount of the Servicing Fee included in (i) above is $________ based on the ________ Mortgage Loans outstanding that have a Principal Balance of more than zero as of the beginning of the preceding Collection Period and the cumulative amount for the related Collection Period is $________;

                        (b) the aggregate amount of reimbursement for advances
            for taxes and insurance premiums and other advances included in (i) above is $____________;

                        (c) the aggregate amount of late payment charges,
            prepayment penalties and assumption fees with respect to the Mortgage Loans is $___________;

                        (d) the aggregate amount previously deposited in the
            Holding Account in respect of payments by Obligors on Mortgage Loans made by checks subsequently returned for insufficient funds or other reason for non-payment is $_________;

            (v) the amount in (i) for the preceding Collection Period minus the total of amounts in (ii) for the preceding Collection Period is $___________;

            (vi) (a) the aggregate amount withdrawn from the Holding Account as reimbursement to the Servicer for expenses for the restoration of Mortgaged Property damaged by an Uninsured Cause and as reimbursement for usual and customary Liquidation Expenses is $______________, [A schedule of the Mortgage Loan numbers for the related Mortgage Loan shall be attached];

                        (b) the aggregate amount withdrawn from the Holding
            Account as reimbursement for Insured Expenses with respect to the Mortgage Loans is $________, [A schedule of the Mortgage Asset Numbers for the related Mortgage Loans, shall be attached]; and

                        (c) the aggregate amount withdrawn from the Holding
            Account with respect to the Mortgage Loans that is not part of the Trust Estate is $_______;

            (vii) the amount in (iv) minus the total of the amounts in (v) is $________;

                        (a) the portion of such amount that represents Net
            Insurance Proceeds that do not constitute a Full Prepayment with respect to any Mortgage Loan is $________;

                        (b) the portion of such amount that represents Net
            Liquidation Proceeds with respect to the Mortgage Loans is $___________;

                        (c) the portion of such amount that represents Full
            Prepayments on Mortgage Loans is $_________;

            (viii) with respect to each Mortgage Loan that was the subject of a Full Prepayment:

             Mortgage Asset Number         Full Prepayment Amount
             ---------------------         ----------------------



            (ix) the amount of Cumulative Prepayments on Mortgage Loans is $______;

            (x) the cumulative amount of Realized Losses on the Mortgage Loans is $______________;

                        (a) the cumulative Principal Balance of all Mortgage
            Loans which have been repossessed equals $_______; and

                        (b) if applicable, the Principal Balance of those
            Mortgage Loans which are delinquent over 120 days equals $_________; and

                        (c) the amount of cumulative Net Liquidation Proceeds on
            the Mortgage Loans is $_______________;

            (xi) the Principal Balance of all Mortgage Loans with respect to which there is a material breach of any representation or warranty made in
Section 3.11 of the Indenture or in the related Addition Transfer Agreement or as to which there is a material defect in the related Mortgage Asset Documents in accordance with Section 3.12(b) of the Indenture is $________;

            (xii) the amount that represents the cumulative amount since the Cut-Off Date of the cash component of aggregate Net Liquidation Proceeds for the Mortgage Loans equals $________;

            (xiii) with respect to delinquent Mortgage Loans:

                                                   Aggregate
      Period of               Number of            Principal
     Delinquency            Mortgage Loans        Balance ($)
----------------------    -------------------    ---------------
      0-30 days

     31-60 days

     61-90 days

     91 or more days
                          -------------------    ---------------
           Total

            The percentage of Mortgage Loans (by Principal Balance) that are 60 days or more delinquent (including Mortgage Loans in foreclosure and the balance of "real estate owned" (by Principal Balance) for the immediately preceding three months is set forth on Schedule __ hereto;

            (xiv) with respect to property acquired in respect of a Mortgage
Loan:

                                                   Aggregate
   Period of Time             Number of            Principal
as Real Estate Owned        Mortgage Loans        Balance ($)
----------------------    -------------------    ---------------
     0-3 months

     4-6 months

     7-9 months

    10-12 months

   Over 12 months
                          -------------------    ---------------
           Total


            (xv) delivered herewith, if previously requested, is a copy of a magnetic tape file containing the Schedule of Mortgage Assets information and current mailing address information for each Mortgage Loan and showing the paid-through status of each Mortgage Loan;

            (xvi) a list of Mortgage Loans which became the subject of an Assumption Agreement;

            (xvii) with respect to the Servicing Account for the related Collection Period:

            Beginning Balance           $

            Deposits

            Disbursements
                                           ------------------------
            Ending Balance              $
                                           ========================

            (xviii) with respect to each Mortgage Loan that was the subject of a
Repossession:

            Mortgage Asset Number        Principal Balance
            ---------------------        -----------------



            (xix) with respect to each Mortgage Loan that was the subject of a
Resale:

            Mortgage Asset Number        Principal Balance
            ---------------------        -----------------



            (xx) the aggregate number and aggregate Principal Balance of all Mortgage Loans that were set-up (i.e., rewritten) during the Collection Period was $________ and $________, respectively;

            (xxi) the aggregate number and aggregate Principal Balance of all Mortgage Loans that were set-up (i.e., rewritten) during the Collection Period and the prior eleven (11) Collection Periods was _________ and $________, respectively; and

            (xxii) the number and aggregate Principal Balances of all Mortgage Loans 30, 60 and 90 or more days past due and in repossession, foreclosure or bankruptcy are as follows: ______________.

            The undersigned hereby certify that all amounts received from the Holding Account during the preceding Collection Period are authorized withdrawals pursuant to Section 2.07(c) or 2.11 of the Servicing Agreement.

                                    Walter Mortgage Company

                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________


                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________

                                    EXHIBIT B

                             Walter Mortgage Company
                                    [Address]


[_______], 20__


Servicing Procedures
Walter Mortgage Company


            Reference is made to the Servicing Agreement (the "Servicing Agreement") dated [___________], 20__, among the undersigned (the "Servicer"), Mid-State Trust [__], a statutory trust established under the laws of the State of Delaware (the "Trust") and [________________] (the "Indenture Trustee") entered into in connection with the issuance and sale by the Trust of its $[___________] [____]% Class A Asset-Backed Notes, $[____________] [____]% Class
M-1 Asset-Backed Notes, $[_________] [____]% Class M-2 Asset-Backed Notes and $[____________] [____]% Class B Asset-Backed Notes (the "Notes") pursuant to the indenture dated [______], 20__ (the "Indenture") between the Trust and the Indenture Trustee.

            Set forth below is a description of the servicing standards historically employed by the Servicer referred to in Section 2.1 of the Servicing Agreement.

I. COLLECTION PROCEDURES

            The following procedures are those generally followed by the Servicer as of [________], 20__ in the collection, through its subservicing agent, [______________] ("[___]"), of past-due Mortgage Loans. However, it should be noted that since supervisory personnel and management exercise substantial discretionary judgment in the collection effort, the procedures followed in the collection of any particular past-due Mortgage Loan may deviate from those described below.

            A. Mortgage Loans

            A list of delinquent Mortgage Loans is produced daily. Each delinquent Mortgage Loan is assigned to one of the two following categories:

            1. "Field Mortgage Loans": Mortgage Loans in respect of which the Obligor will, if a payment is not made during the course of the then current month, be in arrears by at least two installment payments. Field Mortgage Loan Obligors may also owe amounts advanced by the Servicer in respect of insurance premiums, real property taxes or other amounts.

            2. "Off-Code Mortgage Loans": Mortgage Loans in respect of which the Obligor either is current on installment payments or, in the event that a payment is not made during the course of the then-current month, will be in arrears with respect to only one installment payment at the end of such month, and is indebted to the Servicer for amounts advanced by the Servicer in respect of insurance premiums, real property taxes or other amounts.

            B. Field Offices

            Field Mortgage Loans and Off-Code Mortgage Loans are serviced from [___]'s Field Offices. [___] has approximately [___] such Field Offices serving [__] different states, with mortgage servicing field personnel in approximately [__] offices. Each Field Representative services an average of approximately [___] Mortgage Loans per month. Each Field Representative is furnished daily with the report of delinquent Field Mortgage Loans and Off-Code Mortgage Loans respecting properties within his service area, and a copy of such list for each Field Office within a division is made available to the Divisional Vice Presidents and Assistant Divisional Supervisors.

            Upon receipt of such list, each Field Representative seeks to make contact with each delinquent Obligor either by telephone or in person, in order to make payment arrangements with such Obligors. Field Representatives and their respective Assistant Divisional Supervisors communicate not less frequently than every other day to review Field Mortgage Loans and to discuss progress and problems in such Field Representative's collection efforts. All collection efforts of the Field Representatives (whether by phone or in person) are documented directly on the collection activity database.

            At least weekly, the Assistant Divisional Supervisor reviews orally with the respective Divisional Vice President the results of the field collection efforts for the previous week. Additionally, Assistant Divisional Supervisors request, upon the recommendation of the Field Representative, that the account be foreclosed or repossessed, request a deed in lieu of foreclosure or refrain from foreclosing or repossessing an account which is two or more installments in arrears. The final decision is made by the Divisional Vice President.

            In the event an Obligor fails to adhere to the payment schedule arranged with the Field Representative, the Field Representative will re-contact such Obligor, usually by means of a visit to the Obligor's home. The Field Representatives spend a significant portion of their time on the road making face-to-face contact with delinquent Obligors. Not only does such visit seek to impress upon the Obligor the urgency of coming to some successful arrangement, but also affords the Field Representative the opportunity to make a cursory inspection of the condition of the house and property, so that repair plans can be made should reacquisition become necessary. The highest priority of visitation is placed on the delinquent accounts with the largest balance.

            In many circumstances, a satisfactory payment schedule can be arranged with the Obligor (see below "WORK-OUT POLICIES"). However, if it is felt that the chances of arranging a successful repayment program satisfactory to the Servicer are not good, after a final attempt by either one or both of the Divisional Vice President or Assistant Divisional Supervisor, the Field Mortgage Loan Obligor will either be requested to sign a deed in lieu of foreclosure or will be advised that his Mortgage Loan has been or will be referred to an attorney for the commencement of foreclosure proceedings (see below "FORECLOSURE POLICIES").

            Field Representatives frequently receive monthly payments and other repayments of outstanding advances directly from the Obligors. The Field Representatives give the Obligor a receipt for such payment and mail the payment to the lock box or to Ft. Worth, if manual processing is required, as soon as practicable. When the receipt book is used up it is forwarded to the Divisional Office for review. Each day the Field Representatives take all collections made or which have otherwise been received and mail such payments to the lock box or Ft. Worth headquarters.

            C. Collection of Off-Code Mortgage Loans

            Five Collection Managers and one Supervisor, all located at a central office in Ft. Worth, Texas, are also responsible for the collection of Off-Code Mortgage Loans. Collection efforts begin immediately upon receipt of the daily delinquency report and are confined to contacting Obligors by telephone, by mail or by assignment to a Field Representative. Since the majority of Obligors with respect to Mortgage Loans in this category have built up substantial equity in the relevant properties, it is the experience of the Servicer that such Obligors can be persuaded to bring their Mortgage Loan balance current with relative ease. Therefore, the bulk of the collection effort expended by such Collection Managers is directed toward collecting amounts advanced by the Servicer on such Obligor's behalf in respect of insurance premiums and real property taxes. All Obligor contacts in the collection effort are documented directly on the collection activity database. Mortgage Loan Obligors incapable of paying all such amounts upon demand are permitted to pay in installments pursuant to a repayment schedule satisfactory to the Servicer.

            Central office Collection Managers review the collection status of all their accounts with the Supervisor at least every other day. When, in his judgment, the Collection Manager deems it appropriate, he will refer an Off-Code Mortgage Loan to the field for collection efforts by a Field Representative.

II. WORK-OUT POLICIES

            As a general rule, the Servicer will not permit a Mortgage Loan to remain two installment payments in arrears. Whether or not the Obligor will be allowed to arrange a repayment schedule rather than be required either to bring the Mortgage Loan current or see foreclosure proceedings brought will depend upon the Servicer's estimate of the likelihood of a successful work-out being accomplished. Naturally, such an estimate is subjective to a certain degree.

            The factors considered in arriving at a decision whether or not to enter into an arrangement with an Obligor include whether or not the Obligor has a record of making previous payments in a timely fashion, the nature of the reason for failure to remain current on mortgage payments, the likelihood of such reason being cured or removed in the near future and the difficulty, if any, anticipated in prosecuting an action for foreclosure.

            Generally, an acceptable work-out schedule of payments will require the Obligor to pay either two installment payments, or a payment and a half, in the immediately following month or months. On rare occasions, if an Obligor has a good past payment record and experiences difficulty in making payment, which difficulty, in the judgment of the relevant Representatives and Supervisors, is likely to be cured or removed, the Mortgage Loan may be deemed current and the delinquent payments added to the end of the original outstanding balance of such Mortgage Loan. All accounts that are "deemed to be current" through this process must have been approved by senior management at the central office in Ft. Worth, Texas.

            A successful work-out should result in a current Mortgage Loan within the space of two or three months following agreement upon a repayment schedule.

III. FORECLOSURE POLICIES

            A. Generally

            Mortgage Loans in respect of which foreclosure proceedings are to be commenced are referred for foreclosure to [___]. The actual foreclosure process consists of [___] delivering the necessary Mortgage Asset Documents to attorneys in the state in which the mortgaged property is located with direction to foreclose on the Mortgage Loan as quickly as possible. [___] also has staff in Tampa, Florida to oversee the foreclosure activities of all local counsel.

            In any case in which an Obligor has agreed to surrender the mortgaged property by deed in lieu of foreclosure, [___] performs a search of the records on file in the applicable county to determine whether the property is subject to tax or other liens. If there are liens on record, other than tax liens, [___] refuses the deed in lieu of foreclosure and, if necessary, initiates foreclosure to acquire the property free of such liens.

            Mortgage Loans recommended for foreclosure are notified that [___] intends to initiate foreclosure or repossession if payment is not made in 30 days. Provided that [___] is the successful bidder at the resulting judicial sale, the relevant [___] Field Representative will be responsible for reselling the repossessed property. The average period elapsed between repossession of a property and its resale is approximately 45 days.

            B. Maintenance and Repair of Repossessed Homes

            Immediately upon becoming aware that a property has been abandoned or vacated or following repossession of a property, the Field Representative will arrange for basic clean-up of the yard and interior of the house as necessary. Periodic inspections of the property are made during the period between repossession and resale to ensure that the property does not deteriorate significantly.

            The Field Representative will recommend needed repairs to the Assistant Divisional Supervisor. Generally speaking, repairs necessary to prevent any structural deterioration will be made forthwith. Depending upon the magnitude of interior repairs, such repairs may either be made at once or they may be made a part of the negotiation of the price and terms of the resale contract. Likewise, in the case of a house which was both sold and repossessed in an unfinished state, as a general rule no work will be done on the interior to bring it to a higher state of completion except as part of a firm contract of resale.

            [___] generally does not maintain a Hazard Insurance Policy on each Acquired Property; however, it does pay all property taxes, assessments and utility bills for such properties and arranges for utilities to be connected or disconnected, as appropriate, and for the properties to be protected in winter months to avoid damage to plumbing.

            C. Resale

            During the repossession and/or foreclosure process, the Field Representative resale efforts are commenced. After title to the house is taken, the Field Representative's resale effort may take the form of canvassing the neighborhood, leaving information and pictures at corner stores and factories or advertising in local newspapers.

            1. Resale Price

            Several points of reference are used in arriving at a resale price for a repossessed home. First, the Servicer will provide a baseline number that represents its cash cost. This figure provides a baseline price below which the property generally will not be sold. Sales for a price below such baseline price require the permission of the Divisional Vice President. Second, the Field Representative makes reference to the current price for a similar new home. Finally, the Field Representative refers to the market price prevailing for comparable homes in the area, discounting, if necessary, for the work left to be done to bring the house to completion.

            If the proposed sale price is less than a specified deviation below the baseline price, the property must be seen by the Assistant Divisional Supervisor or Divisional Vice President supervising the area in which the property is located. The Divisional Vice President must explain any shortfalls to an officer in the central office in Ft. Worth, Texas, who will attach the statement to the sale package.

            2. Resale Credit Policies

            Prospective purchasers at resale are subject to the same credit review procedures as purchasers of new homes. In lieu of the pledge of real property received from new home buyers, a certain amount of equity in the property is provided in a resale by requiring the purchaser at resale to make a down payment of between a minimum of $750 and up to 10% of the selling price, depending upon the credit profile of such purchaser.



                                          WALTER MORTGAGE COMPANY


                                          By:____________________________
                                          Name:
                                          Title: